Exhibit 10.26

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

LEASE AGREEMENT

BETWEEN

RP GATEWAY, LLC, A GEORGIA LIMITED LIABILITY COMPANY

“LANDLORD”

AND

SYNAGEVA BIOPHARMA CORP., A DELAWARE CORPORATION

“TENANT”

AND FOLLOWING EXHIBITS

EXHIBIT “A” – LEGAL DESCRIPTION & SITE PLAN

EXHIBIT “B” – LANDLORD’S WORK & SPECIFICATIONS

EXHIBIT “B-1” – LANDLORD’S INTERIM COMPLETION WORK

EXHIBIT “B-2” – PROJECT SCHEDULE

EXHIBIT “B-3” – RESPONSIBILITY CHART RELATED TO CONSTRUCTION

EXHIBIT “B-4” – DOCUMENT DESIGN LIST FOR TENANT (REFERENCED IN EXHIBIT “B”)

EXHIBIT “C” – PROTECTIVE COVENANTS

EXHIBIT “D” – MAINTENANCE, REPAIR, AND REPLACEMENT OBLIGATIONS

EXHIBIT “E” – RIGHT OF FIRST REFUSAL

EXHIBIT “F” – NON-OFFICE AREA

LEASE DATED OCTOBER 22, 2013

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

	CONTENTS	PAGE #

1.	PREMISES	4

2.	TERM	4

3.	RENTAL	5

4.	AGENT’S COMMISSION	6

5.	UTILITY BILLS	6

6.	USE OF PREMISES	7

7.	MAINTENANCE, REPAIRS & REPLACEMENTS	7

8.	TAXES	9

9.	DESTRUCTION OF OR DAMAGE TO PREMISES	11

10.	INSURANCE AND INDEMNITY	12

11.	GOVERNMENTAL ORDERS	14

12.	CONDEMNATION	15

13.	ASSIGNMENT AND SUBLETTING	16

14.	REMOVAL OF FIXTURES & EQUIPMENT	16

15.	EVENTS OF TENANT DEFAULT	17

16.	REMEDIES UPON DEFAULT	17

17.	EXTERIOR SIGNS	18

18.	ENTRY FOR CARDING, LANDLORD’S ACCESS, SECURITY	19

19.	RIGHT OF FIRST REFUSAL	19

20.	SNDA/ESTOPPEL	19

21.	NO ESTATE IN LAND	21

22.	HOLDING OVER	21

23.	ATTORNEY’S FEES AND HOMESTEAD	21

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

24.	RIGHTS CUMULATIVE	22

25.	WAIVER OF RIGHTS	22

26.	DISCLOSURE OF OWNERSHIP	22

27.	HAZARDOUS MATERIALS	22

28.	FIXTURES, ALTERATIONS & IMPROVEMENTS; SURRENDER	24

29.	PROMPT PAYMENTS	25

30.	SECURITY DEPOSIT	25

31.	OUTSIDE STORAGE	26

32.	NOTICES	27

33.	LANDLORD’S WORK	28

34.	LANDLORD’S LIABILITY	31

35.	LIEN INDEMNIFICATION	32

36.	TIME OF ESSENCE	32

37.	DEFINITIONS	32

38.	GOVERNING LAW	33

39.	COVENANT OF QUIET ENJOYMENT	33

40.	RENEWAL OPTIONS	33

41.	PROTECTIVE COVENANTS	33

42.	ENTIRE AGREEMENT	34

43.	ACCESS TO PREMISES PRIOR TO COMMENCEMENT DATE	35

44.	SELF-HELP	35

45.	CONFIDENTIALITY	36

46.	EFFECT OF TERMINATION OF LEASE	36

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

LEASE

THIS LEASE, made this 22nd day of October, 2013 (the “Effective Date”), by and between RP GATEWAY, LLC, a Georgia limited liability company, first party (hereinafter called “Landlord”); and SYNAGEVA BIOPHARMA CORP., a Delaware corporation, second party (hereinafter called “Tenant”):

W I T N E S S E T H :

1. PREMISES

Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents leases and rents unto the said Tenant, and said Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the real property containing approximately twelve (12) acres located in Oconee County, Georgia, as more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (hereinafter called “Premises”), including two (2) to-be-constructed buildings containing approximately 35,000 square feet each, as depicted on the site plan attached as Exhibit “A”. As depicted on the site plan, one of the buildings shall be known as the “APF Building” and one of the buildings shall be known as the “MRF Building”.

2. TERM

The Tenant shall have the exclusive right to have and hold and use the Premises and all appurtenances thereto (including without limitation all roadways and parking areas located on the Premises) for a term (the “Term”) commencing on the fifth (5th) day after the later to occur of (a) Landlord’s Interim Completion Work (as defined below) is Substantially Complete (as defined below), and (b) Landlord notifies Tenant that Landlord’s Interim Completion Work is Substantially Complete (such date being the “Commencement Date”), and ending on the last day of the calendar month that is one-hundred twenty-four (124) months thereafter. For purposes hereof, “Landlord’s Interim Completion Work” shall mean the work identified on Exhibit “B-1” attached hereto and incorporated herein by this reference. For purposes hereof, Landlord’s Interim Completion Work shall be “Substantially Complete” on the date and time that Landlord has completed Landlord’s Interim Completion

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Work except for minor punch list items which do not interfere with Tenant’s work or alterations on the APF Building. Notwithstanding the foregoing, Tenant shall have a license to occupy the Premises upon execution of this Lease (the “Early Occupancy Date”) in order for Tenant to begin constructing certain improvements to the Premises (subject to any required approvals from Oconee County) pursuant to Section 43 below.

3. RENTAL

Commencing on the Commencement Date, Tenant agrees to pay to Landlord rental as follows:

Months 1 – 4	$0.00 Monthly
Months 5 – 16	$36,167.00 Monthly
Months 17 – 28	$36,890.00 Monthly
Months 29 – 40	$37,628.00 Monthly
Months 41 – 52	$38,380.00 Monthly
Months 53 – 64	$39,148.00 Monthly
Months 65 – 76	$39,931.00 Monthly
Months 77 – 88	$40,730.00 Monthly
Months 89 – 100	$41,544.00 Monthly
Months 101 – 112	$42,350.00 Monthly
Months 113 – 124	$43,167.00 Monthly

which rental shall be paid promptly on the first day of each month in advance during the Term. The rental and any other amounts due by Tenant for any partial calendar month shall be prorated based on the number of days in that month. Notwithstanding anything to the contrary contained in this Lease, if Landlord’s Work (as defined in Section 33 below) is not “substantially complete” (as defined below) on or before the fourth (4th) monthly anniversary of the Commencement Date (a) neither rental payments owed for Month 5 and subsequent months, as applicable, pursuant to this Section 3 nor any other amounts due under this Lease (except for utilities) shall commence until the fifth (5th) day after the later to occur of (i) Landlord’s Work is substantially complete, and (ii) Landlord notifies Tenant that Landlord’s Work is substantially complete (the day the Month 5 rental commences is herein referred to as the “Rent Commencement Date”), and (b) the Term shall be extended to expire on the last day of the calendar month that is one-hundred twenty (120) months after the Rent Commencement Date; provided, however, that nothing herein shall waive or diminish Tenant’s rights to rent abatement pursuant to Section 33 below. Upon the Rent Commencement Date, each of Landlord and Tenant agree to execute a rental commencement certificate of similar document upon request of the other party. For purposes of this Lease, Landlord’s Work shall be deemed “substantially complete” at

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

such time as Landlord has completed Landlord’s Work except for the (a) fire protection system, (b) minor punch list items that do not adversely affect the use or occupancy of the Premises by Tenant or the conduct of the Tenant’s business therein, and (c) any other items with Tenant’s written consent (not to be unreasonably withheld) ((a), (b), and (c) are herein collectively referred to as the “Remaining Landlord’s Work”). Unless otherwise agreed to by the parties in writing and except for excused delays under Section 33 below, Landlord shall use its best efforts to complete the Remaining Landlord’s Work on or before the Project Completion Date (as defined in Section 33 below).

4. AGENT’S COMMISSION

Landlord represents and warrants, that it has not engaged any broker, finder or any other person who would be entitled to any commission or fee in respect of the execution of this Lease and any other transaction contemplated by this Lease, and Landlord agrees to indemnify and hold harmless Tenant against and in respect to any and all losses, liabilities or expenses which may be incurred by Tenant as a result of any claim which may be asserted by any broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made on behalf of Landlord. Tenant represents and warrants, that it has not engaged any broker, finder or any other person who would be entitled to any commission or fee in respect of the execution of this Lease other than Davidson Webster Associates, LLC (the “Broker”); and any other transaction contemplated by this Lease; and agrees to indemnify and hold harmless Landlord against and in respect to any and all losses, liabilities or expenses which may be incurred by Landlord as a result of any claim which may be asserted by any other broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made on behalf of Tenant. Landlord shall pay the commission and any other compensation due to Broker in connection with this transaction pursuant to a separate agreement.

5. UTILITY BILLS

Commencing on the earlier of (i) the Commencement Date, and (ii) the date Tenant’s contractor begins to install HVAC equipment onto the Premises, Tenant shall pay all utility bills incurred by Tenant, including, but not limited to, water, sewer, gas, electricity, fuel, light and heat bills for the Premises, and Tenant shall pay all

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

charges for garbage collection services or other sanitary services rendered to the Premises and used by Tenant in connection therewith. If Tenant fails to pay any of said utility bills or charges for garbage collection or other sanitary services, Landlord may pay the same and such payment shall be added to and become part of the next rental payment due under this Lease.

6. USE OF PREMISES

Tenant shall have the right to use the Premises twenty-four (24) hours per day, seven (7) days per week for office, warehouse, manufacturing, and research facility purposes[*]                                          and uses ancillary thereto, and for any other uses permitted by applicable laws. The Premises shall not be used for any illegal purposes, or in any manner to create a nuisance or trespass, or in any manner to change its current operation the result of which would be to materially change the insurance rating on the Premises, unless Tenant agrees to pay any increase in such insurance.

7. MAINTENANCE, REPAIRS AND REPLACEMENTS

A. Landlord. Landlord agrees to keep in good order and repair, and replace when reasonably prudent, the items set forth on Exhibit “D” attached hereto and incorporated herein, except to the extent that such repairs and replacements are rendered necessary by the negligence or actions of Tenant, its agents, employees or invitees. As of the date that Landlord completes Landlord’s Work, Tenant shall receive exclusive control of the Premises and Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective conditions actually (not constructively) known to it which Landlord is required to repair, maintain or replace, and failure to do so shall make Tenant responsible for any increased costs which Landlord incurs due to Tenant’s failure to promptly notify Landlord of such defective conditions actually known to it.

B. Tenant. Tenant shall perform all maintenance and repairs of the buildings on the Premises listed on Exhibit “D” attached hereto, and shall make all necessary replacements to such items when reasonably necessary, except to the extent that such repairs and replacements are rendered necessary by the

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

negligence or actions of Landlord, its agents, employees or invitees. Tenant shall, at Tenant’s sole cost and expense, put, keep, replace, maintain and repair such items so that at all times such items are in good order and repair, and Tenant shall not cause or permit any waste or deterioration to the Premises, except ordinary wear and tear.

In the event Tenant fails to commence and diligently prosecute to completion any repairs or maintenance as required by this Lease within five (5) business days after notice thereof from Landlord, the Landlord may, but shall not be obligated to, make said repairs or perform such maintenance, and bill Tenant for the cost of the same. Said amount shall be paid by Tenant within thirty (30) days as part of the rental due thereon.

Tenant agrees to maintain a service contract on all heating, ventilating, and air conditioning equipment on the Premises with a reputable HVAC contractor throughout the Term and any extension thereof. Tenant further agrees that, except as otherwise set forth in Section 28 below, it shall not disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees to the extent required pursuant to this Section 7.

Except as necessary or prudent for Landlord to complete Landlord’s Work, Landlord shall not disturb any trees, plants, or other vegetation on the Premises or buffering the visibility of the Premises. Tenant agrees, at Tenant’s expense, to maintain the landscaping as required in Exhibit “D” attached hereto in good order and repair throughout the Term, reasonable wear and tear excepted. In the event Tenant fails to commence and diligently prosecute to completion any such items of landscaping in such condition within five (5) business days after notice of such failure from Landlord, the Landlord may, but shall not be obligated to, perform such work and bill Tenant for the cost of same. Said amount shall be paid by Tenant within thirty (30) days as part of the rental due thereon.

In connection with the administration of this Lease, Tenant further agrees to pay Landlord a property management fee equal to $3,600 per year, payable in equal monthly installments of $300 at the same time monthly rental is paid by Tenant.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

8. TAXES

Commencing on the Commencement Date and continuing throughout the Term, Tenant shall, without notice or demand, as additional rent, pay and discharge on or before the last day on which the same may be paid without penalty, all real estate taxes, together with all interest and penalties hereon, which shall or may on or after the Commencement Date be levied, assessed or imposed on or become a lien upon or become due or payable out of or for or by reason of the Premises or any part thereof, or the improvements located thereon, or any buildings, appurtenances, or equipment now or hereafter erected or placed thereon or therein or any part thereof (in no event will Tenant be responsible for any such real estate taxes or penalties attributed to any periods of time prior to the Commencement Date); provided, however, if at any time after the Commencement Date, any taxes are levied or assessed by virtue of any future laws, ordinances, requirements, orders, directions, rules or regulations of the federal, state, county and city or local governments or other governmental authorities in lieu of or as a substitute for, in whole or in part, real estate taxes to be paid by Tenant pursuant to this Section 8 above, such taxes shall constitute shall be paid by Tenant. Tenant shall further pay and discharge on or before the last day on which the same may be paid without penalty, all assessments, rates and charges, sanitary assessments, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof, together with all interest and penalties hereon, which shall or may during the Term be levied, assessed or imposed on or become a lien upon or grow due or payable out of or for or by reason of the Premises or any part thereof, or the improvements located thereon, or any buildings, appurtenances, or equipment now or hereafter erected or placed thereon or therein or any part thereof. All taxes assessed or imposed in lieu of or in addition to the foregoing, shall be paid by Tenant, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of the

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

federal, state, county and city or local governments and of all other governmental authorities whatsoever. Tenant shall pay all taxes and assessments which shall, prior to or during the Term be levied, assessed, imposed, or become a lien upon the personal property of Tenant located upon the Premises. Tenant shall, within thirty (30) days after the time above provided for the payment by Tenant thereof, produce and deliver to Landlord reasonably satisfactory evidence of such payment.

All such taxes and assessments for the tax years in which the Term shall commence and terminate shall be equitably prorated between Landlord and Tenant.

Tenant shall have the right to contest or review in good faith by legal proceedings, or in such other manner as it may deem suitable (which, if instituted, Tenant shall conduct at its own expense, and free of any expense to Landlord, and, if necessary, in the name of Landlord), any taxes, assessment, rate or charge, sanitary assessment, or other governmental imposition or charge aforementioned. Notwithstanding the foregoing Tenant shall promptly pay all such items if at any time the Premises or any part thereof shall be in reasonable danger of being foreclosed upon by reason of such nonpayment of taxes. The legal proceedings herein referred to shall include appropriate proceedings for review of tax assessments and appeals from orders therein and appeals from any judgment, decrees or orders, but all such proceedings shall be begun as soon as reasonably possible after the imposition or assessment of any contested items and shall be prosecuted to adjudication with reasonable dispatch unless and until Tenant notifies Landlord that it intends to cease or terminate such appeals or proceedings. In the event of any reduction, cancellation or discharge, Tenant shall pay the amount finally levied or assessed against the Premises or adjudicated to be due and payable on any such contested items and if there shall be any refund with respect thereto, the party paying the same shall be entitled to the same.

It is the intention of the parties that Landlord shall receive the rent referred to in Section 3 above free from all amounts that, by the provisions of this Section 8, are made payable by Tenant and that Tenant shall pay all costs, charges, expenses and damages in connection therewith, except to the extent that such costs, charges, expenses and damages are caused by a failure of Landlord to promptly provide a tax bill to Tenant (if such tax bills are sent directly to Landlord instead of Tenant).

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Nothing herein contained shall be construed to require Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, income, profit or excess profit, capital stock, capital levy, corporate or incorporated business tax or other similar tax that is or may be imposed upon Landlord, its successors or assigns, or upon the rent payable by Tenant unless such taxes shall be levied instead and in lieu of real estate taxes upon the real property and improvements hereby demised.

9. DESTRUCTION OF OR DAMAGE TO PREMISES

In the event that all or any part of the buildings on the Premises shall be damaged or destroyed as a result of fire or other casualty, (a) and such damage or destruction, in tenant’s reasonable judgment, materially adversely affects the operation of Tenant’s business in the Premises and occurs during the last year of the Term, Tenant shall have the right to terminate this Lease by providing written notice of such termination to Landlord within one-hundred (100) days after the date of such casualty; and (b) in all events Tenant shall use commercially reasonable efforts to restore, rebuild and/or replace the Landlord’s Work to the same or better condition that existed on the date of such damage or destruction (it being understood and agreed that Tenant shall have no obligation to restore, rebuild or replace any of Tenant’s or other improvements on the Premises other than Landlord’s Work). Tenant shall have the right to use all insurance proceeds payable in connection with any such damage or destruction to so restore, rebuild and/or replace Landlord’s Work and any other improvements on the Premises (including without limitation the Premises and Tenant’s improvements and personal property therein). If Tenant elects to terminate this Lease pursuant to this Section 9 above, Tenant shall transfer to Landlord an amount of the insurance proceeds actually received by Tenant for damage or destruction attributable to Landlord’s Work to the extent Tenant has not restored, rebuilt or replaced Landlord’s Work; the remainder of such insurance proceeds shall be transferred to and become the property of Tenant. In the event Tenant is obligated to restore, rebuild and/or replace Landlord’s Work pursuant to this Section 9, Landlord shall cooperate with Tenant in connection with such efforts by Tenant, including without limitation by executing permitting and other

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

documentation related to such restoration, rebuilding, and/or replacement. In the event that Landlord obtains mortgage financing or otherwise encumbers all or any portion of the Premises, such mortgage or other encumbrance shall not interfere with Tenant’s rights or Landlord’s obligations set forth in this Section 9. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to receive and keep, as its sole and exclusive property, any and all insurance proceeds from Tenant’s insurance company for Tenant’s equipment, personal property, and the improvements installed by or on behalf of Tenant. Rental shall not abate in the event of any casualty (it being the intent that Tenant shall carry business interruption insurance to insure that Landlord receives monthly rent payments). Notwithstanding anything to the contrary contained herein, Tenant shall have no right to terminate this Lease if such damage or destruction is caused by the negligence or willful misconduct of Tenant or its agents, employees, or invitees.

10. INSURANCE AND INDEMNITY

Throughout the Term Lease, Tenant, at Tenant’s own cost and expense and as additional rent shall:

(a)

Keep, at a minimum, the buildings and ail other improvements related to Landlord’s Work, including all fixtures, insured against loss or damage by fire with extended coverage, all such insurance to be in an aggregate amount which shall be not less than one hundred percent (100%) of the full replacement value of Landlord’s Work, without deduction for depreciation, and all such insurance shall be carried with such insurance companies and in such form as shall be reasonably satisfactory to Landlord, and Tenant shall provide Landlord with a certificate of insurance evidencing such coverage as required in this Section 10 below. Deductibles, if any, shall be an obligation of the Tenant and in no case more than Fifty Thousand and 00/100 Dollars ($50,000.00). If Tenant fails to provide documentation of insurance coverage on Landlord’s Work as required herein, and such failure is not cured within three (3) business days after notice from Landlord to Tenant, Landlord shall have the right to provide such coverage on behalf of Tenant at a cost not to exceed Landlord’s actual

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

cost for such coverage for so long as Tenant does not procure such coverage. In such event, Landlord shall bill Tenant for the cost of same and such amount shall be paid by Tenant within thirty (30) days as part of the rental due thereon. Landlord (and any mortgagee of Landlord if Landlord provides notice to Tenant) shall be named as loss payee on such policy.

(b)	Provide and keep in force a general public liability insurance policy with an insurance company authorized to do business in the State of Georgia. Such policy shall name the Landlord as an additional insured, and shall be in the amount of not less than Three Million Dollars ($3,000,000) with respect to any one accident, Three Million Dollars ($3,000,000) with respect to injury or death of any one person and One Million Dollars ($1,000,000.00) with respect to damage to property; provided, however, that such policy may be in a lesser amount if an excess liability policy or policies are carried by Tenant in such amounts that the effect of the aggregate coverage is as stated above. Such policy shall cover the entire Premises as well as the streets, roads, avenues and sidewalks included therein, and the Tenant shall provide the Landlord with a certificate of such insurance as required in this Section 10.

(c)	Provide and keep in force a business interruption insurance policy to insure that Landlord continues to receive its monthly rent payments in the event the Premises become unusable for any reason.

All insurance provided by Tenant as required by this Section 10 shall include the interest of the Landlord and any first mortgagee of the Premises, as their respective interests may appear, and in such form as shall be reasonably satisfactory to Landlord and Tenant. All policies shall provide that loss, if any, payable thereunder with regard to coverage for Landlord’s Work, shall be payable to Landlord and to the holder of such mortgage, as their respective interests may appear.

Tenant shall deliver to Landlord customary certificates evidencing that all of the required insurance is in effect no later than the Early Occupancy Date. At least ten (10) days prior to the expiration of each such policy, Tenant shall deliver to Landlord the new certificate for renewal insurance.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant shall not violate or knowingly permit to be violated any of the conditions or provisions of such policy. Tenant and Landlord shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss.

Each such policy (including renewal insurance) or certificate therefore issued by the insurer shall contain an agreement by the insurer that such policy shall not be canceled without at least thirty (30) days prior written notice to Landlord.

Any insurance provided for in this Section 10 may be effected by a policy or policies of blanket insurance; provided, however, that the amount of the total insurance shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the other provisions of this Lease.

Except as otherwise provided or limited in this Lease and except with respect to any claims for damages or property caused by the negligence or willful misconduct of Landlord or default of Landlord’s obligations set forth in this Lease, Tenant agrees to, and hereby does, indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant’s use or occupancy of Premises (including all appurtenances), and all expenses, incurred by Landlord as a result thereof, including reasonable attorney’s fees actually incurred and court costs. Except as otherwise specifically set forth or limited in this Lease, Landlord agrees to, and hereby does, indemnify and save Tenant harmless against all loss, expense, and claims for damages to persons or property by reason of Landlord’s use or occupancy or access to the Premises or Landlord’s default of its obligations under this Lease, and all expenses, incurred by Tenant as a result thereof, including reasonable attorney’s fees actually incurred and court costs.

11. GOVERNMENTAL ORDERS

Tenant agrees, at its own expense, promptly to comply with all laws and requirements of any legally constituted public authority during the Term with respect to its use of the Premises. In connection therewith, Tenant shall be responsible to perform or make any repairs, alterations or improvements to the Premises in order to comply with any applicable laws or requirements that are required (i) as a result of any alterations

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

performed or to be performed by Tenant, (ii) to accommodate Tenant’s employees with disabilities, (iii) as a result of Tenant’s specific use or occupancy of the Premises (as opposed to uses or occupancy of the Premises generally by tenants or occupants, for which Landlord shall be responsible as set forth below), or (iv) as a result of any breach by Tenant of any of Tenant’s covenants or agreements under this Lease. If any repairs, alterations, or improvements to the Premises are required to be made to the Premises in order to comply with any new laws or requirements or changes to existing laws or requirements of any legally constituted public authority during the Term with respect to the Premises that is not listed in subsections (i)-(iv) above, then Landlord shall promptly perform or make such repair, alteration, or improvement.

12. CONDEMNATION

If the whole of the Premises, or such portion thereof as will in Tenant’s reasonable judgment materially adversely affects the operation of Tenant’s business, be condemned or taken by eminent domain or similar proceeding by any legally constituted authority for any public use or purpose, then Tenant shall have the option to terminate this Lease within thirty (30) days after the date that title is transferred from Landlord as a result of such condemnation, taking by eminent domain or similar proceeding and, if this Lease is so terminated, rental and other charges under this Lease shall be prorated as of said date. Any such termination shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by such condemnation or taking eminent domain or similar proceeding. If Tenant does not so terminate this lease, rental and other charges under this Lease shall be equitably reduced. Landlord and Tenant agree that they shall not have any rights to any award made to the other by any authority related to such condemnation or taking by eminent domain or similar proceeding notwithstanding the termination of the Lease as herein provided. If Landlord receives notice of any pending or threatened condemnation or taking by eminent domain or similar proceeding, Landlord shall promptly deliver a copy of such notice to Tenant. Similarly, if Tenant receives notice of any pending or threatened condemnation or taking by eminent domain or similar proceeding, Tenant shall promptly deliver a copy of such notice to Landlord.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

13. ASSIGNMENT AND SUBLETTING

Tenant shall not assign or sublease the Premises, or any part thereof, to others without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Assignees or sublessees of Tenant may, at the option of Landlord, become directly liable to Landlord, jointly and severally with Tenant, for all of such assignee’s or subtenant’s obligations under its assignment or sublease during assignee’s or sublessee’s occupancy in the Premises. Tenant will be responsible for notifying assignees or sublessee’s of the provisions of this Section 13.

Notwithstanding the foregoing provision mandating written consent of Landlord for assignments or subleases, Tenant shall have the right to assign or sublease all or any part of the Premises without obtaining Landlord’s consent to any entity which controls or is controlled by or under common control with Tenant, or any corporation or entity which results from the merger or consolidation with Tenant or to which Tenant sells all or substantially all of its assets. Sale or transfer of Tenant’s stock on a public stock exchange shall not be deemed to be assignment for purposes of this Section 13.

Notwithstanding any assignment or sublease, Tenant shall remain primarily liable to Landlord under this Lease, it being understood and agreed that nothing contained in this Section 13 (and no Landlord consent in the future) shall be construed to release Tenant from its obligations under this Lease.

14. REMOVAL OF EQUIPMENT

Tenant shall prior to the expiration of this Lease or any renewal thereof remove any and all equipment which Tenant is required to remove pursuant to Section 28 below and, in connection with such removal, Tenant shall repair to the extent reasonably practical all damage to Landlord’s Work caused by such removal such that Landlord’s Work is restored to the condition in was in at the time of its completion, ordinary wear and tear excepted (and in no event shall Tenant be required to paint or repaint any portion of Landlord’s Work or to repair or replace materials that are not reasonably available for purchase in Georgia).

Landlord shall have the right to store or dispose of any of Tenant’s property remaining on the property after the termination of this Lease or any extension or renewal thereof. Any such property shall be considered Landlord’s property and title thereto shall vest in Landlord.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

15. EVENTS OF DEFAULT

The happening of any one or more of the following events (hereinafter any one of which may be referred to as an “Event of Default”) during the Term, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (1) Tenant fails to pay the rental as provided for herein within ten (10) days after receiving written notice from Landlord that such payment is overdue; (2) Tenant abandons the Premises and fails to satisfy its obligations set forth in this Lease after any applicable notice and cure periods; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease after thirty (30) days’ notice from Landlord of such failure (provided that, if such failure cannot reasonably be cured within said 30 days and Tenant commences and diligently prosecutes a cure to such failure within said 30 days, Tenant shall have such additional time as is reasonable (up to a maximum of ninety (90) days from the date of Landlord’s notice) to effect such cure and an Event of Default shall not be deemed to have occurred); (4) Tenant is adjudicated bankrupt; (5) A receiver is appointed for Tenant’s property and such receiver is not removed within ninety (90) days after written notice from Landlord to Tenant to obtain such removal; (6) Tenant, either voluntarily or involuntarily, takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred, provided that if Tenant terminates any such involuntary proceedings within ninety (90) days, an Event of Default shall not be deemed to have occurred; (7) Tenant makes an assignment for benefit of creditors; or (8) A material portion of Tenant’s effects are levied upon or attached under process against Tenant causing Tenant to be unable to satisfy its obligations under this Lease and such levy or attachment is not satisfied or dissolved within ninety (90) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

16. REMEDIES UPON DEFAULT

Upon the occurrence of any Event of Default, Landlord may pursue any one or more of the following remedies, separately or concurrently, without any notice (except as specifically provided hereafter) and without prejudice to any other remedy herein provided or provided by law: (a) terminate this Lease by giving written notice to Tenant and, upon such termination, Landlord shall be entitled to recover from the Tenant damages in an

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

amount equal to all rental which is then due and which would otherwise have become due throughout the remaining Term (exclusive of any unexercised renewal terms), as if this Lease had not been terminated, after discounting such amount to present value using a discount factor of six percent (6%) and giving credit for the fair market rental value of the Premises (taking into account the average vacancy period for real property in the Athens, Georgia market area) for the remainder of the then-current term (exclusive of any unexercised renewal terms) (it being agreed that the foregoing remedy shall not be considered a penalty); or (b) without terminating this Lease, Landlord may enter upon and rent the Premises, in whole or in part, at the best price obtainable using commercially reasonable efforts (which for purposes hereof shall be deemed satisfied if Landlord engages a licensed commercial real estate brokerage firm), for any term Landlord deems proper, with Tenant being liable on a month-to-month basis to Landlord for the deficiency, if any, between Tenant’s rent hereunder for remainder of the then-current term and the price obtained by Landlord for reletting. Landlord shall use commercially reasonable efforts to mitigate its damages caused by Tenant’s default (which for purposes hereof shall be deemed satisfied if Landlord engages a licensed commercial real estate brokerage firm); or (c) Landlord may exercise any other remedy available at law or in equity. Notwithstanding the foregoing, upon the occurrence of an Event of Default and the exercise of Landlord’s rights set forth in subparagraph (b) above, Tenant shall have a right to engage its own commercial real estate broker to market the Premises for rent in order to identify a tenant to rent the Premises and Landlord agrees to cooperate with Tenant in connection therewith, including without limitation by providing access to the Premises for prospective tenants to view the Premises within a reasonable time after request therefor by Tenant and by otherwise acting in good faith and in a commercially reasonable manner to review and accept or reject prospective applications proffered by Tenant (it being understood that Landlord shall have the right to exercise commercially reasonable business judgment when accepting or rejecting any prospective applications).

17. EXTERIOR SIGNS

Tenant shall have the right to install signage on the Premises, provided such signage is in compliance with applicable law. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with applicable law, and the Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs. Tenant, upon the expiration of this Lease and any extension or renewal thereof, shall remove such signs and agrees upon removal of said signs to repair all damage incident to such removal.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

18. ENTRY FOR CARDING, LANDLORD’S ACCESS, SECURITY

Landlord may card the Premises “For Rent” or “For Sale” no earlier than one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises during business hours upon forty-eight (48) hours prior notice to Tenant to exhibit same to (a) prospective tenants no earlier than one hundred eighty (180) days before the termination of this Lease, and (b) lenders (existing or prospective) and prospective purchasers. Notwithstanding anything to the contrary contained in this Lease (y) except in the event of emergencies where prior notice to Tenant is impractical, Landlord shall not enter the Premises for any reason or at any time except for Landlord to make repairs or replacements to, or to maintain, the Premises as required by this Lease after Tenant notifies Landlord that such repairs, replacements, or maintenance is needed, and (z) if Landlord desires access to the Premises pursuant to this Section 18 or pursuant to any other Section of this Lease or otherwise, Landlord and Tenant shall reasonably cooperate with each other to establish a mutually agreeable time for such access by Landlord. Tenant shall have the right (but not the obligation) to install a key-card system to control access to the Premises, security cameras, and any other security measures desired by Tenant to protect the Premises and control access thereto, subject to Section 28 below.

19. RIGHT OF FIRST REFUSAL

Tenant shall have a right of first refusal to purchase the Premises pursuant to the terms and condition set forth in Exhibit “E” attached hereto.

20. SNDA/ESTOPPEL

Landlord represents and warrants to Tenant that no Deed to Secure Debt or other similar lien encumbers the Premises as of the Effective Date. Landlord shall have the right to place a Deed to Secure Debt (or similar instrument) against the Premises for a loan to be obtained by Landlord, in which case Tenant agrees to subordinate its interest in this Lease to such loan instrument provided that a commercially reasonable

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

subordination, non-disturbance and attornment agreement from the applicable lender reasonably acceptable to Tenant is recorded in the applicable registry of deeds. Tenant agrees to respond to a request by Landlord hereunder within ten (10) business days after written notice from Landlord. In addition, Tenant agrees that if Tenant sends a notice of Landlord’s default under any of the terms of this Lease to Landlord that Tenant will also send a copy of any such notice to the holder of the Deed to Secure Debt (provided Tenant receives written notice that such holder exists and the name and address of such lender), and in the event any notice specifies some default on the part of Landlord, and Landlord fails to cure such default within the time period Landlord is required to cure such default pursuant to this Lease, Tenant agrees to afford the holder of the Deed to Secure Debt a reasonable period of time (such period of time to commence on the date that Tenant sends notice of Landlord’s default to such holder) to effect a cure of such default for and on behalf of Landlord, which reasonable period of time shall in no event exceed (a) thirty (30) days longer than the period of time by which Landlord is required to cure such default pursuant to this Lease, or (b) the same period of time by which Landlord is required to cure such default pursuant to this Lease if such default creates an emergency, affects the health or safety of the occupants of the Premises, materially adversely affects the ability of Tenant to operate its business in the Premises, or is reasonably likely to cause injury to persons or damage to the Premises or material damage to Tenant’s equipment or property. Notwithstanding the foregoing to the contrary, in the event that Landlord does not provide to Tenant the name and address for any lender to which Tenant is required to deliver notice pursuant to this Section 20 within five (5) business days after receipt of a written request therefor from Tenant (if no subordination, non-disturbance and attornment agreement exists), Tenant shall not be required to deliver any notice of default to such lender pursuant to this Section 20. Tenant agrees to execute such commercially reasonable documents as may be reasonably required by the lending agency making such loan, provided such documents do not invalidate or decrease Tenant’s rights hereunder or impose any liability or monetary or material obligations on Tenant. Within ten (10) business days after written request from Landlord or Tenant, the other party shall execute, acknowledge and deliver a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

and effect), the dates to which rental and any other charges payable by Tenant hereunder are paid in advance, if any, and the amount of the Security Deposit (as defined below), (ii) acknowledging that there are not, to their knowledge any uncured defaults on the part of the other hereunder (or specifying such defaults if any are claimed), and (iii) in case of a transfer of Landlord’s interest, attorning to the transferee pursuant to all the terms and conditions of this Lease. The parties hereby acknowledge and agree that prospective lending agencies, transferees, or other applicable party may rely on the statement.

21. NO ESTATE IN LAND

This Lease shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant except as otherwise set forth in this Lease.

22. HOLDING OVER

If Tenant remains in possession of the Premises after the expiration of the term hereof, with Landlord’s acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at one hundred twenty-five percent (125%) of the rental rate which is in effect at end of the Term; and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord’s acquiescence, and Landlord notifies Tenant in writing on or before the expiration of the term hereof that Landlord does not so acquiesce, then Tenant shall be a tenant at sufferance and, commencing on the date following the date of such expiration, the monthly rental payable pursuant to Section 3 hereof shall, for each month or fraction thereof during which Tenant so remains in possession, be twice the monthly rental otherwise payable under Section 3 hereof.

23. ATTORNEY’S FEES AND HOMESTEAD

If any rent or other sum due and payable under this Lease is collected by or through an attorney at law, Tenant agrees to pay Landlord’s reasonable attorney’s fees in connection with such collection. If Landlord or Tenant brings an action in law or in equity to enforce the terms and provisions of this Lease, the prevailing party as determined by the court in such action shall be entitled to recover reasonable attorneys’ fees actually incurred and court costs. Tenant waives all homestead rights and exemptions which Tenant may have under any law as against any obligation owing under this Lease.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

24. RIGHTS CUMULATIVE

All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

25. WAIVER OF RIGHTS

No failure of Landlord or Tenant to exercise any of its rights or remedies in connection with this Lease, or to insist upon strict compliance by the other of its obligations in this Lease, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of such right, remedy or obligation to demand exact compliance with the terms hereof.

26. DISCLOSURE OF OWNERSHIP

The owner of the Premises is RP GATEWAY, LLC, a Georgia limited liability company, which has an address of 4920 North Royal Atlanta Drive, Tucker, Georgia 30084, and the person authorized to manage the Premises is Elbert Rivers, whose address is 4920 North Royal Atlanta Drive, Tucker, Georgia. Service of process and demands and notices as to the Landlord shall be sent in accordance with Section 32 below.

27. HAZARDOUS MATERIALS

Tenant shall not use, store or dispose in or on, the Premises, any Hazardous Material (as defined below) except in compliance with all applicable laws. Tenant shall (a) promptly remediate a Release of Hazardous Materials caused by Tenant, its agents, employees or invitees to the extent required by applicable laws, and (b) indemnify and hold Landlord harmless from any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses resulting from such Release of Hazardous Materials on the Premises, including, without limitation, reasonable attorney’s fees actually incurred. Landlord shall (y) promptly remediate a Release of Hazardous Materials not caused by Tenant, its agents, employees or invitees to the extent required by applicable laws, and (z) indemnify and hold Tenant harmless from any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses resulting from such Release of

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Hazardous Materials if such Release was caused by Landlord. Notwithstanding the foregoing, in the event that Landlord or Tenant are obligated to remediate a Release or to indemnify the other pursuant to this Section 27, the parties will work in good faith and cooperate with each other in connection with any such remediation, provided that the party not responsible for the remediation or indemnity shall not be obligated to incur any material cost in connection with such good faith and cooperation. Tenant and Landlord further covenant that they will not (a) bury nor inject, nor pour upon the surface or in or upon the Premises or into any public or private sewer or drainage facility, any Hazardous Material in violation of law, or (b) dig, drill or bore below ground level, nor install any underground storage tanks except as required by law or other government authority without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed. If Hazardous Materials appear on or under the Premises and are not the result of the actions of Landlord or Tenant (or their respective agents, employees or invitees), then Landlord and Tenant shall work in good faith and cooperate with each other to cause the party who caused the Hazardous Materials to appear on or under the Premises to remove them to the extent required by Georgia law and to the extent required for Tenant to continue to conduct its business on the Premises, provided that (a) the costs and expenses incurred in connection therewith shall be borne by Landlord, and (b) Tenant shall not be required to incur any material costs in connection with such cooperation. The term “Hazardous Materials” as used in this Lease means any hazardous or toxic material, substance or waste as those or similar terms are defined and regulated under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Premises or its use, including but not limited to any hazardous or toxic material, substance or waste which is (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317) as amended; (b) defined as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et. seq.) as amended; or (c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. Section 9601 et. seq.) as amended. The provisions hereof shall survive the termination of the Lease. The term “Release” in this lease means a release, spill, disposal, discharge, or leak of Hazardous Materials at, in, on, under the Premises.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

28. FIXTURES, ALTERATIONS AND IMPROVEMENTS; SURRENDER

Tenant shall have the right to make alterations and improvements to the Premises without Landlord’s written consent, provided that Tenant complies with the provisions of this Section 28. Notwithstanding the foregoing to the contrary, Tenant shall not make any alterations or improvements to Landlord’s Work without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. At the expiration or termination of this Lease, Tenant shall remove all of Tenant’s moveable property, trade fixtures, and process equipment from the Premises and Tenant may remove ALL OR NONE of the interior walls, lab space and improvements and alterations located in the shaded portion (the “Non-Office Area”) of the APF Building and the MRF Building shown on Exhibit “F” attached hereto and hereby incorporated herein by this reference. Notwithstanding the foregoing, Landlord shall have the right to elect, upon written notice delivered to Tenant at least one hundred eighty (180) days prior to the expiration of the Term, that Tenant remove everything from the Non-Office Area from the floor of each building to the bottom of the bar joist of the ceiling no later than the expiration of the Term. The foregoing election is an “all or nothing” election and shall apply only to the Non-Office Area. With respect to the balance of the improvements located in the APF Building and the MRF Building (as shown on Exhibit “F”), Tenant shall, after removing Tenant’s moveable property, trade fixtures and process equipment, leave such space in broom clean condition upon the expiration of this Lease.

In connection with any removal under this Section 28, Tenant shall repair to the extent reasonably practical all damage to Landlord’s Work caused by such removal such that Landlord’s Work is restored to the condition in was in at the time of its completion, ordinary wear and tear excepted (and in no event shall Tenant be required to paint or repaint any portion of Landlord’s Work or to repair or replace materials that are not reasonably available for purchase in Georgia). Should this Lease terminate for any reason before the then-existing Term has expired, the aforesaid 180 day period shall be adjusted to read “within 30 days after the termination of this Lease” so that Landlord has a reasonable opportunity to require Tenant to remove all of its alterations and improvements from the Premises; in such event, Tenant shall be given access to the Premises at no charge for sixty (60) days after such termination in order for Tenant to fulfill its obligations set forth in this Section 28; provided that such free access shall not constitute a waiver by Landlord of any of its rights with respect to any

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

default by Tenant. For the avoidance of doubt, it is agreed that the intent of the above language is to provide that, if the alterations and improvements in the Non-Office Area are removed from the Premises by Tenant as set forth above (either at Tenant’s election or due to Landlord’s request), then all of such alterations and improvements shall be removed from the Non-Office Area from the floor of each building to the bottom of the bar joist of the ceiling.

29. PROMPT PAYMENTS

If any payment (a) of monthly rental is not received by Landlord within ten (10) days after such payment is due, or (b) of any other amount due and payable by Tenant under this Lease is not received by Landlord within thirty (30) days after invoice by Landlord therefor, such payment shall bear a handling fee of five percent (5%) of the amount due to cover expenses incurred by Landlord such as bookkeeping, personnel, processing and other costs not contemplated hereunder and incapable of exact computation; provided, however, Tenant shall not be responsible to pay such handling fee the first time in each twelve (12) month period under this Lease that such handling fee is due. Landlord and Tenant agree that said fee represents a fair and reasonable estimate of Landlord’s expenses. Tenant shall remit payment of such handling fee within thirty (30) days after receiving a bill therefor from Landlord. The handling fee shall be in addition to the remedies available to Landlord pursuant to Section 16 and shall in no way be construed to limit those remedies.

30. SECURITY DEPOSIT

As security for the faithful performance by Tenant of all of the terms and conditions upon the Tenant’s part to be performed, Tenant has deposited cash with Calloway Title & Escrow, LLC (“Escrow Agent”) this day in the amount of One Million Two Hundred Ninety-Seven Thousand One Hundred Sixty Seven and 00/100 Dollars ($1,297,167.00), which amount represents a deposit for first month’s rent due under this Lease (the “First Month’s Rental Deposit”) in the amount of Thirty Six Thousand One Hundred Sixty-Seven and 00/100 Dollars ($36,167.00) and a security deposit (the “Security Deposit”) in the amount of One Million Two Hundred Sixty Thousand and 00/100 Dollars ($1,260,000.00). Provided Tenant is not in default under this Lease, Escrow Agent shall disburse to Landlord the First Month’s Rental Deposit when the same is due upon written notice

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

from Landlord (with a copy to Tenant) certifying that same is due and the Security Deposit shall be held by Escrow Agent as security through the Term and shall be returned to the Tenant with any interest earned thereon within thirty (30) days after the expiration of the term herein, provided the Premises is returned to the Landlord in the condition required under this Lease. If an Event of Default by Tenant occurs, Landlord shall have the right to use and apply the Security Deposit to cure such Event of Default, and Escrow Agent shall be entitled to disburse funds to Landlord upon receipt of a written notice from Landlord to Escrow Agent and Tenant certifying that an Event of Default has occurred and is continuing. Escrow Agent shall incur no liability hereunder for relying on such certification received from Landlord. Fees for the Escrow Agent to hold the Security Deposit shall be paid by Tenant and will not exceed three hundred and 00/100 dollars ($300.00) per year. The Escrow Agent shall deposit the Security Deposit in an interest bearing, FDIC insured escrow account at a bank reasonably acceptable to Tenant. Provided no continuing Event of Default exists, Escrow Agent shall return One Hundred Five Thousand and 001/00 Dollars ($105,000.00) of the Security Deposit to Tenant within thirty (30) days after each anniversary of the Term. Tenant acknowledges and agrees that the Security Deposit (a) is being made by Tenant because Landlord has expended funds for prepare the Premises for Tenant (including without limitation to acquire the Premises and construct Landlord’s Work) and may be used and applied by Landlord to cure any and all Events of Default by Tenant and for costs, expenses and damages caused by Tenant to which Landlord is entitled to reimbursement pursuant to the terms of this Lease, (b) subject to applicable law, is not and shall not be deemed an asset of Tenant in the event of any bankruptcy or similar filing by Tenant, and (c) subject to applicable law, shall be immediately transferred and retained by Landlord in the event Tenant files for bankruptcy or similar proceeding, provided that the Security Deposit continues to be subject to and applied in accordance with the terms of this Lease.

31. OUTSIDE STORAGE

Tenant shall have the right to store any materials, trade inventory, refuse or other items outside the buildings, provided that such storage complies with all applicable laws.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

32. NOTICES

Any notice given by either Landlord or Tenant to the other under this Lease shall be sufficient if given in accordance with the requirements of this Section 32; provided, however, that any notice which is expressly required by any provision of this Lease (“Required Notice”), whether given by Landlord or Tenant, shall not be valid, effective or properly given unless given strictly in accordance with this Section 32. Landlord and Tenant agree that the foregoing requirement for strict compliance with this Section 32, with respect to Required Notices, is a material element of this Lease which may not be altered verbally or by course of conduct or dealing between Landlord and Tenant and which will not be satisfied by substantial compliance. Each notice to be given hereunder shall be given by (i) placing the notice in the United States mail, certified or registered, properly stamped, (ii) delivered by fax transmission, provided that such notice is also delivered pursuant to another method set forth in this Section 32, (iii) delivered by overnight delivery service such as FedEx or UPS, or (iv) by hand delivery, in each case addressed to the location shown below or such other addresses as the respective party may direct in writing to the other. Such notice shall be deemed effective (A) three (3) business days after such placing in the mail when delivered by U.S. Mail service, (B) on the day actually delivered by an overnight delivery service if a business day, or, if not a business day, the first business day after such delivery (C) when delivered by fax, upon confirmation of the completion of the fax provided such fax is sent on a business day or, if not, then on the first business day after such fax is sent, or (D) upon such hand delivery if delivered on a business day, or, if not delivered on a business day, then the first business day after such delivery. Rejection or other refusal by the addressee to accept or the inability of the United States Postal Service or delivery service to deliver because of a changed address of which no notice was given shall conclusively constitute receipt of the notice sent. Either Landlord or Tenant shall have the right from time to time to change the address or individual’s attention to which notices to it shall be sent by giving to the other at least ten (10) days prior notice thereof. The addresses of Landlord and Tenant shall be as follows:

Notice to Landlord:	RP GATEWAY, LLC 4920 North Royal Atlanta Drive Tucker, Georgia 30084 Attn: Elbert Rivers Fax: (770) 491-1387

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

With a copy to:	McClure & Kornheiser, LLC 6400 Powers Ferry Road, Suite 150 Atlanta, Georgia 30339 Attention: Michael P. Kornheiser, Esq. Fax: (678) 388-2690

With a copy to:	Any holder of a Deed to Secure Debt as required pursuant to Section 20 above.

Notice to Tenant:	Synageva Biopharma Corp. 33 Hayden Avenue Lexington, MA 02421 Attn: Legal Department Fax: (781) 357-9901

With a copy to:	Mintz Levin Cohn Ferris Glovsky and Popeo, PC One Financial Center Boston, MA 02111 Attention: Allan Caggiano, Esq. Fax: (617) 542-2241

33. LANDLORD’S WORK

Landlord shall complete in a good, workmanlike, and diligent manner the work described on the attached Exhibit “B” and Exhibit “B-1”, which is attached hereto and incorporated herein by this reference (hereinafter collectively referred to as the “Landlord’s Work”) in accordance with all applicable laws and pursuant to the plans and specifications referenced on Exhibit “B” and Exhibit “B-1” (the “Approved Plans and Specifications”) within the timeframes set forth on the Project Schedule (defined below). As stated in Section 2 above, the portion of Landlord’s Work described on Exhibit “B-1” is herein referred to as “Landlord’s Interim Completion Work”. Attached as Exhibit “B-2” hereto and incorporated herein by this reference is a project schedule containing scheduling dates in connection with the planned construction of the improvements (the “Project Schedule”) which includes work to be performed by both Landlord and Tenant on or before certain scheduled dates (which dates may be modified as set forth in this Lease), all as more particularly shown on the Project Schedule and the responsibility chart attached as Exhibit “B-3” hereto and

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

incorporated herein by this reference. Landlord shall use commercially reasonable and diligent efforts to Substantially Complete Landlord’s Interim Completion Work on or before February 7, 2014 (the “Interim Completion Date”) and all of Landlord’s Work on or before July 8, 2014 (the “Landlord’s Work Completion Date”), which dates shall automatically be extended on a day for day basis pursuant to this Section 33 below.

In order to incentivize Landlord to Substantially Complete Landlord’s Interim Completion Work on or before the Interim Completion Date, Tenant agrees to pay to Landlord, in addition to all other amounts due under this Lease, One Thousand Two Hundred Five and 00/100 Dollars ($1,205.00) per day for each day that Landlord’s Interim Completion Work is Substantially Complete prior to the Interim Completion Date. The incentive payment shall be made to Landlord with Tenant’s first payment of monthly rent due after substantial completion of Landlord’s Work (for the avoidance of doubt, the incentive payment will be due at the same time that Tenant’s second payment of monthly rent is due under this Lease since the first payment of monthly rent is being deposited with Landlord upon execution of this Lease). For purposes of Landlord’s right to receive the incentive payment only, it is understood and agreed that the Interim Completion Date shall not be extended for force majeure delays which cause Landlord to fail to Substantially Complete Landlord’s Interim Completion Work.

In the event that a force majeure event or a delay caused by Tenant or its agents, employees or invitees (including, without limitation, delays by Tenant in the completion of Tenant’s work set forth on the Project Schedule or delays caused by Tenant’s change orders) causes a delay in the Substantial Completion of Landlord’s Interim Completion Work or substantial completion of Landlord’s Work, the Interim Completion Date and Landlord’s Work Completion Date, as applicable, shall be automatically extended one day for each day of such delay so caused. In the event that a force majeure event or a delay caused by Landlord or its agents, employees or invitees causes a delay in the completion of Tenant’s work set forth on the Project Schedule, the time periods set forth on the Project Schedule for Tenant’s work shall be extended by one day for each day of such delay so caused and such delay shall not be deemed to be a delay by Tenant (it being understood that a force majeure event could cause a delay to both Tenant and Landlord simultaneously).

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

In the event that Landlord’s Interim Completion Work is not Substantially Complete on or before Interim Completion Date or all of Landlord’s Work is not substantially complete on or before the Landlord’s Work Completion Date, then (a) all rent and other amounts due by Tenant under this Lease (except for payment of utilities) shall abate for two (2) days for each day after the Interim Completion Date that Landlord’s Interim Completion Work is not Substantially Complete and two (2) days for each day after the Landlord’s Work Completion Date that all of Landlord’s Work is not substantially complete (which rent abatements shall be in addition to, and not in lieu of or concurrent with, the free rent during the first four (4) months of the Term as reflected in Section 3 above); provided, however, that if Landlord’s Interim Completion Work is not Substantially Complete by the Interim Completion Date and Tenant’s abatement right set forth herein becomes effective, then the date that Landlord must substantially complete all of Landlord’s Work shall be automatically extended to the date that is one hundred thirty-five (135) days after Landlord’s Interim Completion is Substantially Completed (the “Project Completion Date”). In addition, if Landlord’s Interim Completion Work is not Substantially Complete on or before the sixtieth (60th) day after the Interim Completion Date or if all of Landlord’s Work is not substantially complete on or before the sixtieth (60th) day after the Landlord’s Work Completion Date, Tenant shall have the right and option upon written notice to Landlord to (i) require Landlord to cease completion of any or all portions of Landlord’s Interim Completion Work or Landlord’s Work (as applicable), and (ii) complete such work itself, in which case Landlord shall reimburse Tenant upon demand for all reasonable costs and expenses incurred by Tenant in connection with the completion of such work or, at Tenant’s option, Tenant may offset such costs and expenses against rental and amounts due by Tenant to Landlord under this Lease until Tenant is fully reimbursed. If Tenant elects to complete Landlord’s Interim Completion Work or Landlord’s Work as aforesaid, then Tenant shall use commercially reasonable efforts to promptly perform and complete such work. If Landlord believes in good faith that Tenant is failing to use such commercially reasonable efforts to promptly perform and complete such work as aforesaid, Landlord shall send written notice to Tenant specifying such failure and if Tenant fails to commence commercially reasonable efforts within three (3) business days after receipt of such notice, then the two (2) day per day rental abatement shall cease.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant acknowledges that Landlord’s Work will be performed by John W. Rooker and Associates, Inc. (“Contractor”), which is an affiliate of Landlord. Landlord’s Work shall be warranted by the Contractor for a period of one (1) year. Pursuant to this Section 33 below, Tenant shall have the right to require or direct reasonable departures by Contractor from the Approved Plans and Specifications (including substitution of materials) (the “Altered Work”), but Tenant shall not have the right to require Landlord to use any particular contractor or subcontractor. With respect to any requirement or direction for Altered Work by Tenant (a) such request shall be in writing from Tenant to Landlord, (b) Tenant shall pay any increased costs incurred by Landlord in connection with such departure, and (c) the reasonable delay (if any) caused by such Altered Work shall constitute a Tenant delay. If any Altered Work requested by Tenant will create any such delay, Landlord shall promptly notify Tenant of the anticipated number of days of delay that such Altered Work will cause and Tenant shall have the right to rescind its request for such Altered Work; and if Tenant so rescinds such request, Tenant shall not be deemed to have caused any delay and the Interim Completion Date and the Landlord’s Work Completion date shall not be extended as a result of same.

Notwithstanding anything to the contrary contained in this Lease, in the event Landlord requests any approval, consent or other information from Tenant in connection with any portion of Landlord’s Work, Tenant shall not be deemed to have caused any delay (and no dates herein shall be extended as a result of same) except to the extent Tenant fails to respond to such a request for approval or consent within three (3) business days after the date that Landlord makes such request.

34. LANDLORD’S LIABILITY

If Landlord is in default with respect to its obligations under this Lease (a) for three (3) business days after written notice to Landlord if such default creates a safety or health hazard or adversely affects the operation of Tenant’s business on the Premises, or (b) for thirty (30) days (or such longer period of time as is necessary, but not to exceed 90 days, if such default cannot reasonably be cured within 30 days and Landlord commences and diligently prosecutes a cure to such default within said 30 days) after written notice to Landlord if such default does not create a safety or health hazard and does not adversely affect the operation of Tenant’s business on the Premises, Tenant shall have all rights and remedies available at

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

law and in equity, provided that any monetary damages suffered by Tenant, if any, shall be satisfied solely from (and limited to the amount of) Landlord’s equity in and to the Premises and the income and insurance proceeds derived from the Premises from time to time. It is expressly understood and agreed that Landlord’s liability under the terms of this Lease shall in no event exceed the amount of its interest in and to the Premises and any insurance or other proceeds related thereto. In no event shall any partner of Landlord nor any joint venture in Landlord, nor any officer, director, member or shareholder of Landlord or any such partner or joint venture of Landlord be personally liable with respect to any of the provisions of this Lease Upon sale of the Premises by Landlord and assignment of this Lease by Landlord, Landlord shall be released from its obligations set forth in this Lease (and Tenant agrees to look to such successor for satisfaction of all of such obligations) arising after the date of such transfer and assignment provided that Landlord’s transferee and assignee assumes such obligations in writing.

35. LIEN INDEMNIFICATION

Landlord and Tenant warrant to the other that they will not cause any liens to be attached to the Premises. However, to the extent a lien is so attached, such lien shall be promptly removed or bonded by the party causing such lien, provided that neither party shall have an obligation to remove or bond over such lien if such party has commenced and is diligently prosecuting a contest to such lien in good faith and such contest does not adversely affect the other party’s interest in the Premises. For the avoidance of doubt, if the lien causes Landlord to be in default (or potential default with the giving of notice) under a loan secured by the Premises, then Landlord or Tenant (whichever is responsible for such lien) must promptly remove or bond off such lien.

36. TIME OF ESSENCE

Time is of the essence of this Lease.

37. DEFINITIONS

“Landlord” as used in this Lease shall include first party, its heirs, representatives, assigns and successors in title to the Premises or any portion thereof. “Tenant” shall include second party, and if this Lease shall be

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

validly assigned or sublet, shall include also Tenant’s assignees or sublessees, as to the Premises covered by such assignment or sublease. “Landlord” and “Tenant” include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

38. GOVERNING LAW

Both parties agree that the laws of the State of Georgia will govern this Lease.

39. COVENANT OF QUIET ENJOYMENT

So long as no Event of Default by Tenant exists, Landlord agrees that Tenant shall be entitled to quiet enjoyment of the Premises and Tenant’s enjoyment of the Premises shall not be hindered or molested by Landlord or any party acting by, through or under Landlord during the Term.

40. RENEWAL OPTIONS

Tenant shall have the option to renew this Lease, provided no Event of Default exists at the time of Tenant’s exercise of such renewal option, for two (2) additional terms of five (5) years each (each an “Extension Term”; collectively, the “Extension Terms”), commencing upon the expiration of the initial term and the first renewal term, as applicable, upon at least One Hundred Eighty (180) days prior written notice to Landlord of Tenant’s election to exercise an option. Each such renewal term shall be on the same terms and conditions of this Lease, except that the agreed upon monthly rental rate during the first Extension Term shall be $46,375.00 per month and the rental rate during the second Extension Term shall be $48,125.00 per month.

41. PROTECTIVE COVENANTS

This Lease shall be subject to the terms and provisions of that the Declaration of Covenants, Restrictions and Easements for Gateway Business Technology Park attached hereto as Exhibit “C” (the “Declaration”). Landlord and Tenant acknowledge and agree that they will comply with the terms of the Declaration applicable to the extent of each party’s use and operation of the Premises. Pursuant to Section 2.03 of the Declaration, as long as this Lease is in effect and Tenant remains in possession of the Premises (Tenant shall be deemed to be in possession of the Premises during any temporary vacation thereof, including without limitation in connection with any construction or casualty), Landlord hereby assigns the voting rights appurtenant to its

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Parcel (as defined in the Declaration) to Tenant, and, at the request of Tenant, Landlord shall send notice to the Association (as defined in the Declaration, the “Association’’) notifying the Association of such assignment as required pursuant to said Section 2.03; if the Premises described in Exhibit A attached hereto does not include all of the property owned by Landlord that is subject to the Declaration, Exhibit A shall automatically be amended to include any such property not included (at no additional cost to Tenant) so that Landlord is permitted to assign such voting rights to Tenant pursuant to the requirements of Section 2.03 of the Declaration. Notwithstanding such assignment, Landlord agrees that it will not, or cause any other person or entity to, during the Term vote to amend the Declaration or take any other action as an Owner (as defined in the Declaration) or with respect to the Declaration or the Association that will have an adverse impact on Tenant or the use or operation of the Premises by Tenant. After the completion of all of Landlord’s Work and Tenant’s improvements set forth on Exhibits B, B-1, B-2, B-3, and B-4 attached hereto, Landlord shall request and obtain a Certificate of Compliance from the Association pursuant to Section 4.11 of the Declaration. Tenant shall have the right (but not an obligation) throughout the Term to enforce the Declaration against any party in violation thereof (and Landlord hereby appoints Tenant it’s attorney in fact, coupled with an interest, for such purposes) and Landlord agrees to cooperate in such regard (at no material cost to Landlord), including without limitation by executing documents requested by Tenant and appearing at hearings.

42. ENTIRE AGREEMENT

This Lease contains the entire agreement of the parties hereto with respect to the matters contained herein and, with respect thereto, no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. This Lease may be modified only by an agreement in writing, executed by all of the parties hereto. No failure of Landlord or Tenant to exercise any power given Landlord hereunder, or to insist upon strict compliance by the other with its obligations in this Lease, and no custom or practice of the parties at variance with the terms of this Lease shall constitute a waiver of such party’s right to demand exact compliance with the terms hereof.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

43. ACCESS TO PREMISES PRIOR TO COMMENCEMENT DATE

Insofar as this Section 43 conflicts with any other provisions in this Lease, the following shall control: Tenant shall be entitled to occupy the Premises on a non-exclusive basis with Landlord as of the Early Occupancy Date in order to install Tenant’s trade fixtures and equipment and to make improvements and alterations and otherwise prepare the Premises for Tenant’s business. Notwithstanding anything to the contrary contained in this Lease, no rental or other amounts due under this Lease shall be due or payable by Tenant between the Early Occupancy Date and the Rent Commencement Date, except for the payment of utilities as set forth in this Lease; provided, however, that Landlord and Tenant agree to comply with all of the other obligations set forth in this Lease. During the construction of Landlord’s Work, Tenant agrees to use good faith, commercially reasonable efforts not to interfere with Landlord as it completes construction of its respective work and improvements to the Premises. Landlord and Tenant shall access the Premises at their own risk and acknowledge that the other will be completing certain construction inside or outside the Premises. In the event that Landlord’s or Tenant’s work within or outside the Premises interferes with the ability of the Landlord to perform Landlord’s Work, the parties shall reasonably cooperate and coordinate with each other to avoid such interference and, if such interference cannot be avoided, Tenant shall temporarily stop its work causing such interference until Landlord completes the work with which Tenant is interfering and Landlord shall use commercially reasonable and diligent efforts to complete such work. Tenant agrees to comply with any reasonable rules established by Landlord while Landlord is working on the Premises. With respect to any work performed by Tenant on the Premises, Tenant agrees to cause such work to be performed in a good and workmanlike manner. Landlord and Tenant shall obtain customary lien waivers from all contractors and subcontractors who perform work on the Premises on behalf of such party. Upon request of the other party, Landlord and Tenant shall provide copies of such lien waivers. In addition, upon the request of the other party, Landlord and Tenant shall provide such customary affidavits related thereto requested by a title company issuing a date-down endorsement to their respective title insurance policies.

44. SELF-HELP.

If Landlord fails to perform its obligations under this Lease, and such failure continues for (30) days after

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

notice from Tenant (or 3 business days if such failure causes an emergency or health or safety hazard or materially and adversely affects the operation of Tenant’s business on the Premises), Tenant may (but shall not be required to do so) cure such failure by Landlord, and Landlord shall pay to Tenant the reasonable and actual out-of-pocket costs incurred by Tenant in making such repairs within thirty (30) days after demand therefor. If Landlord shall default in any such payment, Tenant shall be entitled to deduct the cost thereof from the rent.

45. CONFIDENTIALITY.

Landlord at all times shall keep the existence of this Lease, Tenant’s occupation of the Premises, and all information related to or concerning Tenant strictly confidential and shall not disclose same to any person or entity except on a “need to know” basis to its employees, members, managers, accountants, attorneys, advisors, agents, contractors, governmental entities (for permitting purposes), potential purchasers and potential lenders. If Landlord desires to disclose any such information to the aforementioned parties (other than its attorneys, accountants, governmental entities, or potential lenders), Landlord shall only do so after it has received an executed confidentiality agreement, enforceable by Tenant as a third-party beneficiary, requiring that such party keep all such information strictly confidential. The foregoing shall not be applicable to disclosure of information required by applicable law.

46. EFFECT OF TERMINATION OF LEASE. No termination of tis Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord’s right to collect rent for the period prior to termination hereof.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals as of the day and year first above written.

LANDLORD:

RP GATEWAY, LLC, A GEORGIA LIMITED LIABILITY COMPANY

BY:	2011 WINSTON MANAGEMENT COMPANY, LLC, a Georgia limited liability company, its Manager

By	/s/ Elbert Rivers	[SEAL]

Name:	Elbert Rivers

Title:	President

TENANT:

SYNAGEVA BIOPHARMA CORP., A DELAWARE CORPORATION

By:

Name:

Title:

[CORPORATE SEAL]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals as of the day and year first above written.

LANDLORD:

RP GATEWAY, LLC, A GEORGIA LIMITED LIABILITY COMPANY

BY:	2011 WINSTON MANAGEMENT COMPANY, LLC, a Georgia limited liability company, its Manager

By:		[SEAL]

Name:

Title:

TENANT:

SYNAGEVA BIOPHARMA CORP., A DELAWARE CORPORATION

By:	/s/ Stephen Mahoney

Name:	Stephen Mahoney

Title:	VP, General Counsel

[CORPORATE SEAL]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “A”

All that tract or parcel of land lying in and being a part of the 240th GMD of Oconee County, Georgia, containing 12.616 acres and being shown as Tract 1 on an ALTA/ACSM Land Title Survey by Ben McLeroy and Associates, Inc. for Rooker Company dated July 17, 2013, last revised September 23, 2013, and being more particularly described as follows and shown on said survey attached hereto:

Commence at a 1/2 inch reinforcing rod situated at the point of intersection formed by the southerly right of way line of Aiken Road (80’ R/W) and the westerly right of way line of McNutt Creek Road (80’ R/W), said 1/2 inch reinforcing rod being the TRUE POINT OF BEGINNING; run thence the following courses and distances along the westerly right of way line of McNutt Creek Road: (i) South 39 degrees 21 minutes 10 seconds West 98.40 feet to a point, (ii) 151.27 feet along and around a curve with a counter-clockwise rotation and a radius of 5813.02 feet, the chord measurement thereof being South 38 degrees 36 minutes 26 seconds West 151.27 feet to a 1/2 inch reinforcing rod; thence leaving said right-of-way the following courses and distances: (i) North 51 degrees 40 minutes 32 seconds West 203.33 feet to a 1/2 inch reinforcing rod, (ii) South 36 degrees 26 minutes 26 seconds West 222.35 feet to a 1/2 inch reinforcing rod, (iii) South 55 degrees 30 minutes 58 seconds East 203.42 feet to a 1/2 inch reinforcing rod situated on the westerly right of way line of McNuttt Creek Road; run thence 250.49 feet along the westerly right of way line of McNutt Creek Road, along and around a curve with a counter-clockwise rotation and a radius of 2106.00 feet, the chord measurement thereof being South 31 degrees 31 minutes 29 seconds West 250.35 feet to a 1/2 inch reinforcing rod; thence leaving said right-of-way the following courses and distances: (i) North 62 degrees 33 minutes 08 seconds West 2.26 feet to a point, (ii) 165.77 feet along and around a curve with a counter-clockwise rotation and a radius of 280.00 feet, the chord measurement thereof being North 79 degrees 30 minutes 45 seconds West 163.36 feet to a point, (iii) South 83 degrees 31 minutes 38 seconds West 100.53 feet to a point, (iv) 169.59 feet along and around a curve with a clockwise rotation and a radius of 220.00 feet, the chord measurement thereof being North 74 degrees 23 minutes 22 seconds West 165.42 feet to a point, (v) North 52 degrees 18 minutes 22 seconds West 144.07 feet to a point, (vi) 144.14 feet along and around a curve with a counter-clockwise rotation and a radius of 280.00 feet, the chord measurement thereof being North 67 degrees 03 minutes 14 seconds West 142.56 feet to a 1/2 inch reinforcing rod; run thence the following courses and distances: (i) North 15 degrees 41 minutes 12 seconds East 165.79 feet to a 1/2 inch reinforcing rod, (ii) North 36 degrees 26 minutes 20 seconds East 726.16 feet to a 1/2 inch reinforcing rod situated on the southerly right of way line of Aiken Road; run thence the following courses and distances along the southerly right of way line of Aiken Road: (i) 238.71 feet along and around a curve with a clockwise rotation and a radius of 6234.71 feet, the chord measurement thereof being South 62 degrees 36 minutes 35 seconds East 238.70 feet to a point, (ii) 473.38 feet along and around a curve with a clockwise rotation and a radius of 2353.61 feet, the chord measurement thereof being South 55 degrees 45 minutes 03 seconds East 472.58 feet to a 1/2 inch reinforcing rod being the TRUE POINT OF BEGINNING.

All directions recited herein are referenced to Grid North (GA West Zone).

[SEE SURVEY (SITE PLAN) ON NEXT PAGE]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

PROJECT SUMMARY
TOTAL AREA
BUILDING AREA
BUILDING MRF
BUILDING APF
BUILDING EXPANSION
12.62 AC.
0.89 AC.
0.99 AC.
PROPOSED 60' R/W
McNUTT CREEK ROAD
80' R/W
AIKEN ROAD
80' R/W
Precision Planning, Inc.

1 OF 4	PRELIMINARY SITE & UTILITY PLAN	ROOKER PROSPECT GATEWAY EAST

SHEET TITLE

SHEET | REVISION | PROJECT | STAMP

ROOKER

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “B”

LANDLORD’S WORK

AUGUST 18, 2013

EXHIBIT B

APPROVED PLANS AND SPECIFICATIONS

FOR

SYNAGEVA BIOPHARMA CORP.

LOCATION:	GATEWAY BUSINESS PARK
OCONEE COUNTY, GEORGIA

LAND AREA:	12.6 ACRES

TOTAL SIZE:	70,000 (TWO 35,000 SF BUILDINGS)

CLEAR HEIGHT:	24 FOOT

LANDLORDS WORK:	THE LANDLORD SHALL DESIGN AND CONSTRUCT THE CORE AND SMALL BUILDINGS AND SITE WORK AS REQUIRED BY THE DESIGN DOCUMENTS EXHIBIT B-4 AND AS FURTHER CLARIFIED BELOW AND IN EXHIBITS B-1 AND B-3

Page | 1

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “B-1”

LANDLORD’S INTERIM COMPLETION WORK

1.	Installation of exterior concrete panels, slabs, structure and roof in the APF Building such that the Tenant’s contractors may commence mechanical, electrical, plumbing, and fire protection overhead rough-in.

2.	APF Building to be substantially dried in exclusive of windows, doors, fire protection and all roof flashing.

3.	Floors to be broom cleaned in the APF Building.

4.	Pedestrian and vehicular access for contractors and construction vehicles to be provided via paving or a stone base.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “B-2”

PROJECT SCHEDULE

[SEE ATTACHED 2 PAGES]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “B-3”

RESPONSIBILITY CHART RELATED TO CONSTRUCTION

[SEE ATTACHED 4 PAGES]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

DESCRIPTION	SCOPE / RESPONSIBILITY		
	Core Shell	Tenant	Notes
SITEWORK / UTILITIES			
All Sitework, Exterior Trenching and Excavation	X		
Perimeter fence with security gate	X		
Foundations/pads for ground-mounted Mech & Elec equip.		X	
Exterior stairs, ramps, railings, walkways, lighting	X		
Intermediate Pressure Natural Gas Service to structure	X		
4" Domestic Water service into structure	X		
Fire Protection water service into structure	X		
8" Sanitary waste connection into structure	X		
Building roof drainage and site storm drainage	X		
Primary and secondary electrical service	X		
Pad-mounted electrical transformer including pad	X		
Tel/Com services into structure	X		
Exterior sign and structure	X		
Exterior landscape water	X		
Concrete pad for dumpsters	X		
STRUCTURE / BUILDING ENVELOPE			
Perimeter foundation walls and footings	X		
Structural frame and bracing	X		
Exterior Envelope – Roof, walls, insulation, air/water barrier(s), doors, windows to support August 1, 2013 APF/MRF layouts	X		
Increase collateral load to 20 lbs/sf for MEP/FP piping and ductwork	X		
24'-0" minimum clear height floor to bottom of /structure	X		
Interior concrete slab	X		
Loading docks and equipment (bumpers) to support August 1, 2013 APF/MRF layouts	X		
Sealed loading dock overhead doors for vermin control	X		
Framed roof openings and penetrations for duct and pipe risers, vents, flues, exhausts. Curbs included in TI	X		
BUILDING UTILITIES (ALSO IN MEP BELOW)			
Electrical main switch for 2,000/2500 amp 480/277v 3 phase service including distribution for core shell	X		
Electrical distribution and motor control center for Synageva requirements		X	
Diesel stand-by generator w/day tank, exterior pad mtd		X	
Water service meter	X		
Fire Protection reduce pressure back-flow preventer	X		
Non-potable water back-flow preventer		X	
Piping, conduit and fdn. sleeves from site util. into structure	X		
Natural Gas Meter	X

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

DESCRIPTION	SCOPE / RESPONSIBILITY		
	Core Shell	Tenant	Notes
BUILDING CORE			
Core Shell Restrooms		X	
Locker and Shower Rooms		X	
Janitor's closets		X	
Drinking Fountains		X	
Tel/Com primary demarcation room		X	
Main Electric Room		X	
Main Water / Fire Protection Room / Closet		X	
INTERIOR FIT-UP			
Underslab trenching and backfill for Core and Shell Systems	X		
Underslab trenching and backfill for tenant systems		X	
Perimeter wall furred framing		X	
Perimeter wall insulation		X	
Finishes on inside face of perimeter walls		X	
Finishes on tenant face of core partitions		X	
Tenant Electrical and Mechanical closets		X	
Tenant Tel/data rooms/closets		X	
Kitchen / Break Rooms		X	
Partitions, ceilings, flooring, painting, finishes, doors, frames and hardware, interior glazing		X	
Millwork, cabinets and (fixed or movable) lab casework		X	
Chemical Fume Hoods		X	
Animal, Laboratory or Research Equipment		X	
Architectural Specialties		X	
Fire Extinguisher Cabinets		X	
Environmental Cold / Freezer Rooms		X	
FIRE PROTECTION			
Fire service entrance including fire department connection, alarm valve and flow protection	X		
Tenant distribution piping and sprinkler heads	X		
Run outs, drop heads, and related equipment	X		
Specialized extinguishing systems or containment			Not Required
PLUMBING			
Domestic water service, meter and backflow prevention	X		
Tenant domestic water distribution		X	
Core restroom plumbing fixtures compliant with accessibility requirements		X	
Tenant locker, shower and restroom plumbing fixtures compliant with accessibility requirements (in addition to those provided by core/shell)		X	
Wall hydrants Exterior		X

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

DESCRIPTION	SCOPE / RESPONSIBILITY		
	Core Shell	Tenant	Notes
Storm drainage system	X		
Tenant sanitary waste and vent service		X	
Floor Drains		X	
Hot water generation		X	
Non-potable hot water generation		X	
Tepid water generator and pipe risers		X	
Tepid water pipe distribution		X	
NATURAL GAS			
Natural gas service, pressure regulator and meter	X		
Natural gas piping from meter to equipment		X	
Natural gas pipe distribution within Tenant Premises		X	
HEATING, VENTILATION, AIR CONDITIONING			
Electric re-heat coils		X	
Primary once-through supply air handling units		X	
Secondary air handling units for classified spaces		X	
Humidifiers and associated piping, equipment		X	
Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers and hangers		X	
Exhaust exhaust fans		X	
Exhaust fans for dedicated fume hood or specialty exhaust systems		X	
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers and hangers		X	
Restroom exhaust for core area restrooms		X	
Locker, shower and restroom exhaust for rooms in addition to core/shell provided		X	
Electric room ventilation system for main electrical room		X	
Electric closets ventilation system in addition to core/shell provided		X	
Additional / dedicated cooling for specific program requirements, such as server and environmental rooms		X	
Building Management System (BMS)		X	
Equipment Alarm Points tied-in to BMS			By Synageva
Provide ventilation to core shell mechanical, electrical and demarcation rooms.		X	
ELECTRICAL			
Electrical utility and switchgear in main electrical room for 2,000/2500 amp 480/277v 3 phase service	X		
Diesel stand-by generator		X	
Automatic transfer switch		X	
Standby power distribution		X	
Lighting and power distribution for core areas		X

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “B-4”

DOCUMENT DESIGN LIST FOR TENANT (REFERENCED IN EXHIBIT “B”)

[SEE ATTACHED 2 PAGES]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Document Reference #	Description	Issued As	Date
PLANS
	COVER SHEET		8/22/2013
C-1.1	OVERALL EXISTING CONDITIONS PLAN		8/22/2013
C-1.2	EXISTING CONDITIONS PLAN		8/22/2013
C-2.1	PRELIMINARY SITE PLAN		8/22/2013
C-2.2	SITE PLAN		8/22/2013
C-3	UTILITY PLAN		8/22/2013
C-4.1	GRADING AND DRAINAGE PLAN		8/22/2013
C-4.2	POND DETAILS		8/27/2013
C-5.1	STORM & SANITARY SEWER PROFILES		8/22/2013
C-5.2	SANITARY PROFILES		8/22/2013
C-5.2	PROPOSED ROAD PLAN & PROFILE		8/27/2013
C-6.1	PHASE I EROSION, SEDIMENTATION AND POLLUTION CONTROL PLAN		8/20/2013
C-6.2	PHASE II EROSION, SEDIMENTATION AND POLLUTION CONTROL PLAN		8/20/2013
C-6.3	PHASE III EROSION, SEDIMENTATION AND POLLUTION CONTROL PLAN		8/20/2013
C-6.4	EROSION, SEDIMENTATION AND POLLUTION CONTROL NOTES		8/20/2013
C-6.5	EROSION, SEDIMENTATION AND POLLUTION CONTROL NOTES		8/20/2013
C-6.6	EROSION, SEDIMENTATION AND POLLUTION CONTROL DETAILS		8/20/2013
C-6.7	TEMPORARY SEDIMENT BASIN CALCULATIONS & DETAILS		8/27/2013
C-7.1	GENERAL CONSTRUCTION DETAILS		8/22/2013
C-7.2	GENERAL CONSTRUCTION DETAILS		8/22/2013
C-7.3	GENERAL CONSTRUCTION DETAILS		8/27/2013
L-1.1	LANDSCAPE PLAN		8/27/2013
L-1.2	LANDSCAPE DETAILS		8/27/2013
213041	COVER SHEET		9/13/2013
A-0.1	GENERAL SPECS & NOTES		9/13/2013
A-1.1	SHELL PLAN - APF BUILDING		9/13/2013
A-1.2	SHELL PLAN - MRF BUILDING		9/13/2013
A-1.3	ROOF PLAN - APF BUILDING		9/13/2013
A-1.4	ROOF PLAN - MRF BUILDING		9/13/2013
A-2.1	EXTERIOR ELEVATIONS - APF BUILDING		9/13/2013
A-2.2	EXTERIOR ELEVATIONS - MRF BUILDING		9/13/2013
A-3.1	DOOR SCHEDULE		9/13/2013
A-4.1	WALL SECTIONS		9/13/2013
A-4.2	WALL SECTIONS		9/13/2013
A-5.1	CONSTRUCTION DETAILS		9/13/2013
S0.1	STRUCTURAL - GENERAL NOTES		8/29/2013
S1.1	SHELL FOUNDATION PLAN - APF BUILDING		8/29/2013

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Document Reference #	Description	Issued As	Date
S1.2	SHELL FOUNDATION PLAN - MRF BUILDING		8/29/2013
S2.1	SECTIONS & DETAILS		8/29/2013
S2.2	SECTIONS & DETAILS		8/29/2013

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “C”

DECLARATION

[SEE ATTACHED]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

DOC# 006875 FILED IN OFFICE 10/15/2013 08:39 AM BK:1220 PG:333-362 ANGELA WATSON CLERK OF SUPERIOR COURT OCONEE COUNTY

DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENTS

FOR GATEWAY BUSINESS TECHNOLOGY PARK

This Declaration of Covenants, Restrictions and Easements, hereinafter called, the “Declaration”, is made as of the 14th day of October, 2013, by the Oconee County Industrial Development Authority, (hereinafter called the “Developer”).

WHEREAS, Developer is the owner of that certain tract or parcel of land lying and being in Oconee County, Georgia, and being more particularly described on Exhibit A attached hereto and incorporated herein (hereinafter called the “Property”, to be known as the Gateway Business Technology Park;

WHEREAS, that certain tract or parcel of land lying and being in Oconee County, Georgia, and being more particularly described on Exhibit B attached hereto and incorporated herein, hereinafter called the “Additional Property” is located in the vicinity of the Property;

WHEREAS, Developer intends to develop the Property, and such portions of the Additional Property as may be acquired by Developer and subjected to this Declaration from time to time hereafter, for the purposes and uses set forth in Section 5.01 below;

WHEREAS, Developer desires to place certain covenants, restrictions and easements upon the Property for the benefit of the Developer and the owners of the Property;

WHEREAS, Developer may subject portions of the Additional Property to the provisions of this Declaration and the covenants, restrictions and easements set forth herein from time to time hereafter;

NOW, THEREFORE, the Developer hereby declares that all of the Property, and such portions of the Additional Property as may be subjected hereto by the Developer from time to time hereafter, shall be held, used, sold, conveyed or otherwise encumbered subject to this Declaration, without the necessity of specific reference hereto, which is for the purpose of enhancing and protecting the value, desirability and attractiveness of the Property, and such portions of the Additional Property as may be subjected hereto by the Developer, and shall be binding on all parties having or acquiring any right, title or interest in the Property, or such portions of the Additional Property as may be subjected hereto by the Developer, or any part thereof, and shall, subject to the limitations herein provided, inure to the benefit of such parties, together with the Developer, and their respective successors, successors-in-title, heirs and assigns.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

BK:1220    PG:334

ARTICLE L DEFINITIONS

The following words, when used in this Declaration, shall have the following meanings, unless the context otherwise requires:

1.01 Intentionally Deleted and Reserved.

1.02 ARC. “ARC” means the Architectural Review Committee.

1.03 Articles of Incorporation. “Articles of Incorporation” means the Articles of Incorporation of the Association, which have been or will be filed in the office of the Secretary of State of the State of Georgia, as the same may be amended from time to time but only with (a) during the Development Period and during the time that the Developer has a majority of the Voting shares, the approval of all Owners which are adversely impacted by such amendment, and (b) after the Development Period, with the approval of the Owners (exclusive of the Developer) collectively holding a majority of the Voting Shares.

1.04 Assessment. “Assessment” means any assessment, special or otherwise, levied pursuant to this Declaration.

1.05 Assessment Share. With respect to each Owner, “Assessment Share” is the percentage equal to a fraction, the numerator of which is the total acreage of the Property owned by such Owner and the denominator of which is the total acreage of the Property, excluding any common areas the title to which is vested in the Association. An Owner’s Assessment Share shall be recalculated whenever real property is added to or removed from the Property pursuant to this Declaration.

1.06 Association. “Association” means Oconee Gateway Owners Association, Inc., a Georgia nonprofit corporation, its successors and assigns.

1.07 Board. “Board” means the Board of Directors of the Association.

1.08 Bylaws. “Bylaws” means the Bylaws of the Association which have been or will be adopted by the Board, as such Bylaws may be amended from time to time. The Bylaws shall not be amended without approval of the Owners collectively holding a majority of the Voting Shares.

1.09 Class A Owners. “Class A Owners” has the meaning specified in Section 2.04 hereof.

1.10 Class B Owners. “Class B Owners” shall have the meaning specified in Section 2.04 hereof, Notwithstanding anything to the contrary contained in this Declaration, in matters related to the Association and the administration of the Property, the Class B Owners shall at all times act for the common good and general welfare and best interest of the Association and will not take any action that has or will have a material adverse effect on the Association or the Owners.

1.11 Declaration. “Declaration” means this Declaration of Covenants, Restrictions and Easements, as the same may from time to time be supplemented or amended in the manner prescribed herein.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

BK:1220    PG:335

1.12 Developer. “Developer” means the Oconee County Industrial Development Authority, and its successors and assigns, provided that such successor or assign is designated as the “Developer” hereunder in a written instrument duly recorded in the public records of Oconee County, Georgia. Such successor or assign shall be deemed a successor or assign of Developer only as to the particular rights or interests of Developer under this Declaration which are specifically designated in such recorded written instruments. Notwithstanding anything to the contrary contained in this Declaration, the Developer shall, in its actions which relate to the Property and the Association, at all times act for the common good and general welfare of the Association and will not take any action that has or will have a material adverse effect on the Association.

1.13 Development Guidelines. “Development Guidelines” has the meaning specified in Section 4.04 hereof.

1.14 Development Period. “Development Period” means the period commencing on the date of recording of this Declaration in the Office of the Clerk of the Superior Court of Oconee County, Georgia, and terminating upon the earlier to occur of: (a) twenty (20) years from such date, (b) the date on which Developer owns less than 10% of the Property, and (c) termination of the Development Period by the recording of an amendment to this Declaration in said Clerk’s Office, which amendment shall be executed and recorded by Developer and shall not require the consent of any Owner or other party.

1.15 Easement Area. “Easement Area” means:

(a)	The Slope Easement described in Section 5.08 below;

(b)	The Landscape Easement described in Section 5.17 below;

(c)	The General Easement described in Section 6.01 below; and

(d)	those areas as to which an easement for the benefit of the Property and the Owners has been submitted to this Declaration or assigned to the Association (any such easement shall be approved by a majority of the Owners), provided that such easement does not adversely impact any Owner without such Owner’s written consent.

Notwithstanding anything to the contrary contained in this Declaration, the Easement Areas shall be used and maintained solely for the benefit of the Association and the Owners and in a manner consistent with the Development Guidelines.

1.16 Law. “Law” means any law, code, ordinance, order, or regulation of any public or governmental authority applicable to the Parcel in question.

1.17 Owner. “Owner” means the record owner, whether one or more persons or entities, of the fee simple title to any Parcel, provided, however, that where fee simple title has been transferred and is being held merely as security for the repayment of a loan, the person or entity who would own the Property in fee simple if such loan were paid in full shall be considered as being the Owner.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

BK:1220    PG:336

1.18 Parcel. “Parcel” means any discrete piece, parcel, tract or lot of land and the improvements thereon, located within the Property and subject to this Declaration and reflected on any map or plat or in a deed of conveyance.

1.19 Person. “Person” shall mean a natural person, a corporation, a partnership, trust or any other entity, or any combination thereof.

1.20 Property. “Property” means that certain real property more particularly described in Exhibit A, attached hereto. In addition, during the Development Period, and from time to time, the Developer may subject a portion or portions of the Additional Property to the provisions of this Declaration by recording in the Office of the Clerk of the Superior Court of Oconee County, Georgia, a supplemental declaration which describes such portion portions of the Additional Property and which expressly sets forth the intention of the Developer to make such portion or portions of the Additional Property subject to the provisions of this Declaration. In addition, such supplemental declaration may contain additional covenants, conditions, restrictions, easements, charges, liens or other obligations created or imposed upon that portion or portions of the Additional Property subjected to this Declaration thereby. From and after the recording of such supplemental declaration, such portion or portions of the Additional Property shall be considered a part of the Property for all purposes hereunder, except as provided in Section 5.22. Such supplemental declaration and the annexation to the Property of any portion or portions of the Additional Property shall not require approval by the Owners. Nothing contained in this Declaration or in any recorded or unrecorded plat, map, picture, drawing, brochure or other representation of a scheme of development, shall be construed as requiring the Developer to subject to the provisions of this Declaration any real property now or hereafter owned by it, regardless of whether or not such real property is a part of the Additional Property or is subject to declarations containing provisions similar or identical to the provisions of this Declaration. The only manner in which any property other than the Property described in Exhibit A attached hereto may be subjected to the provisions of this Declaration shall be by a supplemental declaration as provided above and no reference to this Declaration on any plat or in any other document shall otherwise subject any additional property to the provisions hereof. Notwithstanding anything to the contrary contained in this Declaration, without the written consent of all Owners, no portion of the Property or the Additional Property or any other real property shall become part of the Property subject to this Declaration if (i) such property contains any hazardous materials or other environmental contaminants unless and until such hazardous materials or contamination is first remediated in accordance with applicable Laws, or (ii) the addition of such property will materially increase liability or cost to the Association or the Owners.

1.21 Restrictions. “Restrictions” means all covenants, conditions, restrictions, easements, charges, liens and other obligations created or imposed by this Declaration.

1.22 Right of Abatement. “Right of Abatement” has the meaning specified in Section 9.02.

1.23 Structure. “Structure” means:

(a) any building or other object constructed on the Property and intended to remain there for more than three (3) months, the placement of which affects the appearance of such Parcel when viewed from the common areas of the Association or any public ways;

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

BK:1220    PG:337

(b) any excavation, grading, fill, ditch, diversion dam or other thing or device which affects or alters the natural flow of surface waters from, upon or across any Parcel, or which affects or alters the flow of any waters in any natural or artificial creek, stream, wash or drainage channel from, upon or across any Parcel; and

(c) any change in the grade at any point on a Parcel of more than six (6) inches, whether or not Subsection (b) of this Section 1.15 applies to such change.

1.24 Voting Share. “Voting Share” means the share of votes in the Association allocated to a Parcel and the Owner and is equivalent to the percentage established as the Assessment Share in Section 1.05 above

ARTICLE II. THE ASSOCIATION

2.01 The Association. The Association has been or will be formed as a Georgia corporation under the Georgia Non-Profit Corporation Code. The Association shall have the duties, powers and rights set forth in this Declaration and in the Articles of Incorporation and Bylaws.

2.02 The Board. The Board of Directors of the Association shall consist of no less than three (3) members and no more than seven (7) who shall be elected at each annual meeting of the Owners and serve for a term of one year and until their successors are elected. The Board shall at all times manage the Association pursuant to this Declaration and for the common good and general welfare of the Association, primarily, and the Owners, secondarily. Notwithstanding the foregoing, during the Development Period, the number of Directors shall be three and the Developer shall have the right to appoint all three of such Directors, as it chooses, regardless of their ownership of any of the Property or their membership in the Association. Subject to the foregoing, the number, term, election and qualifications of the Board shall be fixed in the Articles of Incorporation or the Bylaws or both. By resolution, the Board may delegate portions of its authority to an executive committee or to other committees, to officers of the Association or to agents and employees of the Association, but such delegation of authority shall not relieve the Board of the ultimate responsibility for management of the affairs of the Association. Action by or on behalf of the Association may be taken by the Board or any duly authorized executive committee, officer, agent or employee without a vote of the Owners, except if the Owners are permitted to vote on any such action pursuant to this Declaration or as otherwise specifically provided in this Declaration.

2.03 Membership in the Association. Each Owner shall be a member of the Association. There shall be one membership in the Association for each Parcel. The Person or Persons who constitute the Owner of a Parcel shall automatically be the holder of the membership in the Association appurtenant to that Parcel, and such membership shall automatically pass with fee simple title to the Parcel, Membership in the Association shall not be assignable, separate and apart from fee simple title to a Parcel, except that an Owner may assign the voting rights appurtenant to its Parcel to a lessee of the entire Parcel in the lease or in another written instrument, provided that a copy of such instrument is furnished to the Secretary of the Association prior to any meeting. In the event the Owner is not a natural person, the entity which is the Owner may appoint one of its officers or employees as its voting representative. Any such appointment as set out herein shall be in writing delivered to the Association.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

BK:1220    PG:338

2.04 Classes of Membership. The Association shall have two classes of voting membership, Class A Owners and the Class B Owner. “Class A Owners” shall include all Owners; provided, however, that so long as the Developer is the Class B Owner, it shall not be entitled to Class A membership, unless the Developer owns a Parcel on which a building is being or has been constructed, and then the Developer shall be entitled to Class A membership as to such Parcel but only for so long as it owns such Parcel. The “Class B Owner” shall be the Developer, and the Class B membership shall exist until the expiration or earlier termination of the Development Period. Notwithstanding anything herein stated to the contrary, at such time as the Class B membership ceases to exist, the Developer shall become a Class A Owner with respect to each Parcel it then owns, if any.

2.05 Voting Rights of Owners. From and after the expiration or earlier termination of the Development Period, the Class A Owners shall have full voting privileges. Before the expiration or earlier termination of the Development Period, the Class A Owners shall be entitled to vote only on (i) any proposal to change the method of determining the allocation or amount of Assessments or Voting Shares, (ii) any proposal that the amount of Assessments exceed any maximum provided therefor in this Declaration, (iii) except as otherwise provided in this Declaration, any proposal that a special Assessment for capital improvements be levied by the Association, (iv) any proposal to subject additional properties, other than any portion or portions of the Additional Property owned by the Developer, to the provisions of this Declaration, and (v) any proposal of merger, consolidation or dissolution. In addition, before the expiration or earlier termination of the Development Period (a) any Class A Owner shall be entitled to vote on any matter having or that would have a material adverse effect on such Owner, and (b) neither the Developer nor the Class B Owners shall exercise their Voting Shares in a manner, or take other action, that has or would have a material adverse effect on the Association or any Owner. Except as otherwise set forth in this Declaration to the contrary, whenever in this Declaration the approval of the Owners is required, approval of the Owners shall be deemed to be given if the Owners having at least 75% of the Voting Shares so approve. No vote shall be taken without first giving twenty-one (21) days written notice to the Owners of the time and date of the meeting where such vote will occur, which notice shall provide reasonable detail of the content and nature of the mater to be voted on at such meeting. All meetings of the Owners held in person shall be held at a place within reasonable proximity to the Property as set forth in the notice thereof, or in the event of a meeting held pursuant to waiver of notice, as may be set forth in the waiver. Meetings may take place via conference call. When entitled to vote, a Class A Owner shall be entitled to vote the Voting Shares allocated to said Owner’s Parcel as set forth in Section 1.24 above, A Class A Owner shall be entitled to cast Voting Share for each Parcel owned. During the Development Period any action of the Association requiring the approval or affirmative vote of the Class A Owners shall also require the approval or affirmative vote of the Class B Owner. The Class B Owner shall at all times cast its vote in a manner that serves the best interest of the Association. The Voting Shares of the Owners shall be cast under rules and procedures as may be prescribed in this Declaration, the Articles of Incorporation, Bylaws or applicable Laws.

ARTICLE III. DUTIES AND POWERS OF THE ASSOCIATION

3.01 General Duties and Powers of the Association. The Association has been formed to further the common interests of the Owners. The Association, acting through the Board, the ARC or other committee, or through persons to whom the Board has delegated any authorized powers of the Board, shall have the

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

BK:1220    PG:339

duties and powers specifically set forth herein or in the Articles of Incorporation or Bylaws, and, in general, the powers to perform its duties described in this Declaration and, subject to any limitation set forth herein or in the Articles of Incorporation or Bylaws, the powers to do anything that may be necessary or desirable to further the common interests of the Owners.

3.02 Duty to Maintain Easement Areas. The Association shall maintain the Easement Areas in a high-quality manner suitable to a first-class business park, including the mowing of grass and trimming of shrubbery on a regular schedule, watering as necessary to maintain a healthy appearance, removal of weeds from planted areas and maintenance of bed line and other plant materials. Any entrance area to the Property and any medians located within the public roads of the Property shall be maintained with shrubbery, frees and flowers. The remainder of the Easement Areas shall be maintained with grass. The Association shall light the Easement Areas as may be appropriate for the purposes of landscape lighting and lighting of the major roads within the Property. The Association shall also maintain a project identification sign at any entrance to the Property and at various locations throughput the Property, as may be necessary or appropriate.

3.03 Association Property. The Association may acquire real or personal property, or interests therein, for the common use or benefit of all of the Owners. The Association shall accept title to any real or personal property, or interests therein, transferred to the Association by the Developer for the common use or benefit of all of the Owners. The Association shall manage, operate, care for, maintain and repair any and all property, or interests therein, held by the Association, and shall keep them in a safe, attractive and desirable condition for the use and enjoyment of the Owners. The Association shall pay any and all ad valorem taxes and other governmental assessments levied upon the Association’s property. To the extent deemed desirable by the Board, the Association shall obtain and keep in full force and effect at all times, to the extent reasonably obtainable, casualty, fire and extended coverage insurance with respect to insurable improvements and personal property owned by the Association.

3.04 Liability and Fidelity Insurance. To the extent deemed desirable by the Board, the Association shall obtain and keep in full force and effect at all times, to the extent reasonably obtainable, broad form comprehensive liability insurance covering public liability for bodily injury and property damage. To the extent reasonably obtainable, the Association may obtain and keep in full force and effect at all times a fidelity policy or bond providing fidelity coverage against dishonest acts on the part of directors, officers, employees and volunteers of the Association responsible for handling funds collected and held for the benefit of all of the Owners or otherwise belonging to or administered by the Association.

ARTICLE IV. ARCHITECTURAL REVIEW COMMITTEE

4.01 Purpose, Powers and Duties of the ARC. The “Architectural Review Committee” (the “ARC”) is formed as a committee of the Association for the sole purpose of performing certain functions set forth in this Declaration and it shall at all times act in the common good and general welfare of the Association, primarily, and the Owners, secondarily, including (a) to assure that any installation, construction or alteration of any Structure on any Parcel shall be submitted to the ARC for approval (i) as to whether the proposed installation, construction or alteration is in conformity and harmony of external design and general quality with the standards of the Property, (ii) as to the location of Structures with respect to

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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topography, finished ground elevation and surroundings Structures; and (b) to carry out the rights and duties of the ARC as elsewhere set forth in this Declaration. To the extent, and only to the extent, necessary to carry out such purpose, the ARC shall have all of the powers and duties to do each and everything necessary, suitable, convenient or proper for, or in connection with, or incidental to, the accomplishment of such purpose, including, without being limited to, the power and duty to approve or disapprove plans and specifications for any installation, construction or alteration of any Structure which takes place on any Parcel.

4.02 Members of the ARC. There shall be at least three (3) and no more than five (5) members of the ARC. During the Development Period all members of the ARC shall be appointed by the Developer. Thereafter the members of the ARC shall be selected by a vote of the Board. Members shall be qualified or experienced in architecture, landscape architecture, engineering, environmental design, construction, property development, planning, marketing, law or related professions. The members of the ARC shall elect from among themselves a Chairman and a Recording Secretary.

4.03	Operations of the ARC.

(a) Records. The ARC shall maintain records of its actions and make such records available at reasonable places and times for inspection by the Board and each Owner.

(b) Activities.

(i) The ARC shall make findings, determinations, rulings and orders, with respect to the conformity with the Development Guidelines, concerning plans and specifications submitted for approval to the ARC pursuant to this Declaration. The ARC shall, as required, issue permits, authorizations or approvals, which may include reasonable specified requirements or conditions, pursuant to this Declaration.

(ii) The action of the majority of members of the ARC with respect to the matters specified shall be final and binding upon the ARC and upon any applicant for an approval, permit or authorization. Written notice of the decision of such members, shall, within five (5) days thereof, be given to any applicant for an approval, permit or authorization. The applicant may, within ten (10) days after receipt of notice of any decision which he deems to be unsatisfactory, file a written request to have the matter in question reviewed by the Board. Upon filing of any such request, the matter with respect to which such request was filed shall be reviewed promptly by the Board, but in no event later than thirty (30) days after the filing of such request. The decision of a majority of the members of the Board made in conformance with this Declaration and the Development Guidelines with respect to such a matter shall be final and binding.

4.04 Development Guidelines. The provisions and restrictions of this Section 4.04 (as amended from time to time pursuant to the provisions of this Section 4.04) shall constitute the Development Guidelines”.

(a)	All construction on and improvements made to the Property shall comply with all applicable Laws.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(b)	The ARC shall from time to time enforce the Development Guidelines.

(c)	The Development Guidelines may be amended from time to time at the request of the Developer, any Owner, or the ARC (but, until the Development Period expires or is terminated, no such amendment shall be effective if it would have a material adverse effect on any Owner or if it is not approved by the Owners having a majority of the Voting Shares) for the purpose of regulating the location, construction and aesthetic appearance of Structures, including, without limitation, the following:

(i) governing the form and content of plans and specifications to be submitted for approval pursuant to this Declaration;

(ii) governing the procedure for such submission of plan and specifications; and

(iii) establishing guidelines with respect to the approval and disapproval of design features, architectural styles, exterior colors and materials, details of construction, location and size of Structures and all other matters that require or permit regulation or approval by the ARC pursuant to this Declaration.

(d)	Notwithstanding anything to the contrary contained in this Declaration, in no event shall the Development Guidelines amend Section 5.22 of this Declaration without the prior written consent of the Owner of the Parcel described on Exhibit C attached hereto.

(e)	The Development Guidelines may establish different guidelines and requirements applicable to various portions of the Property based on the applicable Laws.

(f)	The ARC shall make a published copy of its current Development Guidelines readily available to all applicants seeking the ARC’s approval and to each Owner.

(g)	No Structure shall be deemed to be in violation of the Development Guidelines to the extent that a Certificate of Compliance was issued therefor or if such Structure was in compliance with the Development Guidelines when constructed or if the plans and specifications for such Structure were approved by the ARC, even if a subsequent amendment to the Development Guidelines causes such Structure to be in violation of the Development Guidelines; provided that any alterations or improvements made to such Structure or plans and specifications shall be in compliance with the then-existing Development Guidelines.

4.05 Submission of Plans and Specifications. No Structure shall be commenced, erected, placed, moved onto or permitted to remain on any Parcel, nor shall any existing Structure upon any Parcel be altered in any way which materially changes the exterior appearance of the Structure or Parcel, unless plans and specifications therefor shall have been submitted to and approved in writing by the ARC. Such plans and specifications shall be in such form and shall contain such information as may be reasonably required by the ARC. The ARC shall not withhold, condition or delay its approval or consent to any plans and specifications submitted to the ARC for approval, provided that the ARC shall not be deemed to be unreasonably withholding, conditioning or delaying its approval or consent if such plans and specifications are in violation of the Development Guidelines or this Declaration.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.06 Approval of Plans and Specifications. Upon approval by the ARC of any plans and specifications submitted pursuant to this Declaration, a copy of such plans and specifications, as approved, shall be deposited for permanent record with the ARC and a copy of such plans and specifications bearing such approval, in writing, shall be returned to the applicant. Approval for use in connection with any Parcel or Structure of any plans and specifications shall not be deemed a waiver of the ARC’s right, in its discretion, to disapprove similar plans and specifications or any of the features or elements included therein if such plans, specifications, features or elements are subsequently submitted for use in connection with any other Parcel or Structure. Approval of any such plans and specifications relating to any Parcel or Structure, however, shall be final as to that Parcel or Structure and such approval may not be revoked or rescinded thereafter, provided that there has been adherence to, and compliance with, such plans and specifications, as approved, and any conditions attached to any such approval.

4.07 Disapproval of Plans and Specifications. The ARC shall have the right to disapprove any plans and specifications submitted pursuant to this Declaration because of any of the following:

(a)	the failure to include information as may have been reasonably requested;

(b)	the failure to comply with this Declaration or the Development Guidelines;

(c)	any other matter which, in the reasonable judgment of the ARC, would be likely to cause the proposed installation, construction or alteration of a Structure (i) to fail to be in conformity and harmony of external design and general quality with the existing standards of the neighborhood and with the standards for the park, or (ii) as to location, to be incompatible with topography, finished ground elevation and surrounding Structures.

In any case in which the ARC shall disapprove any plans and specifications submitted hereunder, or shall approve the same only as modified or upon specified reasonable conditions, such disapproval or qualified approval shall be accompanied by a statement of the grounds upon which such action was based. In any such case the ARC shall, if requested, make reasonable efforts to assist and advise the applicant in order that an acceptable proposal may be prepared and submitted for approval.

4.08 Obligation to Act. The ARC shall take action on any plans and specifications submitted as herein provided within thirty (30) days after receipt thereof and receipt of any additional matters reasonably requested by the ARC. Approval by the ARC, if granted, together with any conditions imposed by the ARC shall be placed in writing on the plans and specifications and shall be returned to the applicant. Should the ARC fail to act, the applicant may petition the Board to perform the unperformed obligations the ARC, in which case the Board shall have the right to act on behalf (and in lieu) of the ARC with respect to such unperformed obligations.

4.09 Inspection Rights. Any employee or agent of the ARC may, after giving at least 24 hours business days’ notice, enter upon any Parcel and Structure thereon during business hours for the purpose of ascertaining whether the installation, construction, alteration or maintenance of any Structure or the use of any Parcel or Structure is in compliance with the provisions of this Declaration and any approval granted by the ARC; and neither the ARC, nor any such agent shall be deemed to have committed a trespass or other wrongful act solely by reason of such entry or inspection. The Owner of such Parcel or Structure that the ARC enters shall have the right to be present during any such entry by the ARC.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.10 Violations. If any Structure shall be erected, placed, maintained or altered upon any Parcel, otherwise than in accordance with the plans and specifications approved by the ARC, such erection, placement, maintenance or alteration shall be deemed to have been undertaken in violation of this Article and without the approval required herein. If, in the reasonable opinion of the ARC, such violation shall have occurred, the ARC shall provide written notice to the Owner by certified mail, setting forth in reasonable detail the nature of the violation and the specific action or actions required to remedy the violation. If the Owner shall not have taken reasonable steps toward the required remedial action within thirty (30) days after the mailing of the aforesaid notice of violation, then the ARC shall have the Right of Abatement as provided in Section 9.02 hereof; provided that, except in the event that such violation creates a health hazard or a dangerous or emergency situation or materially adversely affects another Owner, the Owner shall have such additional time as is necessary to cure such violation (before the ARC exercises the Right of Abatement) provided that such cure is commenced during such 30-day period and such Owner is diligently prosecuting a cure to such violation.

4.11 Certification of Compliance.

(a) Upon completion of the installation, construction or alteration of any Structure in accordance with plans and specifications approved by the ARC, the ARC shall, upon written request of the Owner thereof or upon the ARC’s own initiative, issue a Certificate of Compliance, identifying such Structure and the Parcel upon which such Structure is placed, and stating that the plans and specifications have been approved and that such Structure complies with such plans and specifications. A copy of said Certificate shall be filed for permanent record with the plans and specifications on file with the ARC.

(b) Any Certificate of Compliance issued in accordance with the provisions of this Section shall be conclusive evidence that all Structures on the Parcel comply with all the requirements of this Article except as otherwise stated in the Certificate of Compliance; provided, however, that the Certificate shall in no way be construed to certify the acceptability, sufficiency or approval by the ARC of the actual construction of Structures or of the workmanship, or to present or warrant to anyone the quality, function or operation of the Structures or of any construction, workmanship, engineering, materials or equipment.

ARTICLE V. GENERAL COVENANTS AND RESTRICTIONS

5.01 Restrictions on Use. No Parcel, Structure thereon or other portion of the Property shall be employed for any use other than the use or uses allowed by this Declaration, the Development Guidelines, the applicable Laws, as the same may be amended from time to time. The Property shall be used for commercial, institutional, office, professional, manufacturing, testing, laboratory, and research purposes and no portion of the Property shall be used for residential purposes.

5.02 Restriction on Rezoning. No Parcel or other portion or portions of the Property may be rezoned under any applicable zoning ordinance or resolution without the prior written approval of the ARC.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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5.03 Resubdivision of Property. No Parcel may be split, divided, or subdivided for sale, resale, gift, transfer, long-term lease or otherwise, without the prior written approval of the ARC of plans and specifications for such split, division or subdivision. A variance shall not be deemed to be a rezoning.

5.04 Air, Water and Noise Pollution. No use of any Parcel shall be permitted which, in violation of applicable Laws: (i) emits pollutants into the atmosphere, (ii) creates noise or (iii) discharges liquid or solid wastes or other harmful matter into any waterway. The Development Guidelines may be amended pursuant to Section 4.04(c) above to include such standards. No waste or any substance or materials of any kind shall be discharged into any private or public sewer serving the Property, or any part thereof, in ‘ violation of any regulations of the City of Bogart, Oconee County, or any other private or public body having jurisdiction.

5.05	Solid Waste.

(a) No person shall dump rubbish, garbage, or any other form of solid waste on any Parcel,

(b) Except during approved construction, and in accordance with any regulations of the City of Bogart, Oconee County, or any other public or private body having jurisdiction, no person shall bum rubbish, garbage, or any other form of solid waste on any Parcel.

(c) Except for building materials employed during the course of construction of any Structure approved by the ARC, no lumber, metals, bulk materials or solid waste of any kind shall be kept, stored, or allowed to accumulate on any Parcel, unless such item is screened or otherwise handled in a manner set forth in the Development Guidelines. During the construction it shall be the responsibility of each Owner to insure that the construction site is kept free of unsightly accumulations of rubbish and scrap materials, and that construction materials, trailers, shacks and the like are kept in a neat and orderly manner. The Development Guidelines may be amended pursuant to Section 4.04(c) above to incorporate provisions relating to the handling of construction materials so as to avoid unsightliness during the course of construction.

5.06	Mining and Drilling. No Parcel shall be used for the purpose of boring, mining, quarrying, exploring for or removing oil, other hydrocarbons or minerals; nor shall any Parcel be used for the purpose of drilling for or removing water, unless done by the governmental body having jurisdiction.

5.07	Waterfront Land. On Parcels adjacent to or including lakes, ponds, rivers, streams, creeks or other water bodies or courses:

(a)	no land vehicle shall be stored within twenty (20) feet of the water boundary thereof; and

(b)	no refuse of any kind shall be placed or disposed of therefrom into the adjacent waters.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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5.08	Slope and Erosion Control.

(a) No Structure, planting or any other materials shall be placed or permitted to remain, nor shall any activity be undertaken, which may create erosion, siltation or similar problems or which may obstruct or retard the flow of water through drainage channels within the area labels as the “Slope Easement” shown on Exhibit D attached hereto (the “Slope Easement”). The portion of the Slope Easement and all improvements thereon located on a Parcel shall be maintained continuously by the Owners of such Parcel, except for those improvements for which a public authority or utility company is responsible.

(b) No activity which creates erosion, siltation or similar problems shall be undertaken on any Parcel without the prior written approval of the ARC of plans and specifications for the prevention and control of such erosion or siltation. The ARC may, as a condition of approval of such plans and specifications, reasonably require the use of certain means of preventing and controlling such erosion or siltation, which conditions may exceed those contained in applicable Laws. Such means may include, for example, physical devices for controlling the runoff and drainage of water, special precautions in grading and otherwise changing the natural landscape, and required landscaping. The Development Guidelines may be amended pursuant to Section 4.04(c) above to include provisions for the prevention and control of erosion and siltation. All such requirements and guidelines may exceed those contained in applicable Laws.

5.09 Trees. No trees having a diameter of twelve (12) inches or more (measured from a point three (3) feet above ground level) shall be removed from any Parcel unless such removal is in conformity with approved landscaping plans and specifications submitted pursuant to the provisions hereof. The Development Guidelines may be amended pursuant to Section 4.04(c) above to include provisions relating to the preservation of trees and other natural resources and wildlife upon the Property.

5.10 Chemical Fertilizers, Herbicides and Pesticides. No commercial chemical fertilizers, herbicides or pesticides shall be used on any of the Property, except products which are available for consumer use through retail sources and are approved by the appropriate Federal, State and local governmental agencies.

5.11 Machinery. No Structure shall be altered on its exterior by the addition of any sort of machinery, including air conditioning and heating units, other than window air-conditioning units, without the prior written approval of the ARC of plans and specifications for such alteration. Approval of the ARC of such alteration may be conditioned on the appropriate screening of said machinery. The Development Guidelines may be amended pursuant to Section 4.04(c) above to include provisions for the location and screening of machinery.

5.12	Signs.

(a) No signs whatsoever, including, but not limited, to, commercial and similar signs, shall, without the ARC’s prior written approval of plans and specifications therefor, be installed, altered or maintained on any Parcel, or on any portion of a Structure visible from the exterior thereof, except:

(i) such signs as may be required by applicable Laws and legal proceedings;

(ii) not more than one “For Sale” or “For Rent” sign, which sign shall comply with any requirements therefor set forth in the Development Guidelines;

(iii) directional signs for vehicular or pedestrian safety in accordance with the plans and specifications approved by the ARC.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(b) In no event during approved construction of any Structure shall more than one job identification sign be approved by the ARC, although more than one entity may be identified on such sign.

(c) Exterior graphics which are incorporated in the design of any Structure shall require the prior written approval of the ARC of plans and specifications for such graphics.

5.13 Setbacks. The Development Guidelines may be amended pursuant to Section 4.04(c) to include provisions for setbacks for the location of any Structure. No Structure shall be erected or placed on any Parcel unless its location is consistent with the Development Guidelines.

5.14 Roads and Driveways. No road or driveways shall be constructed or altered on any Parcel without the prior written approval of the ARC of the plans and specifications for such roads and driveways. The Development Guidelines may be amended pursuant to Section 4.04(c) to include provisions relating to the design and location of roads and.

5.15 Parking. Each Owner shall provide a sufficient number of parking spaces to meet the requirements of applicable Laws. In addition, each Owner shall provide a sufficient number of parking spaces to meet the reasonably anticipated needs of employees and customers using such Parcel, in accordance with plans and specifications approved by the ARC. Parking facilities for vehicles on any Parcel shall be constructed or altered in accordance with the prior written approval of the ARC of plans and specifications for such parking facilities. No parking or vehicles shall be allowed on any Parcel except on the portions thereof approved for parking purposes by the ARC. The Development Guidelines may be amended pursuant to Section 4.04(c) relating to the size, location, design and adequacy of any and all parking facilities.

5.16 Exterior lighting. Exterior lighting to be erected or altered on any Parcel or Structure shall be subject to the prior written approval of the ARC of plans and specifications for such lighting, The Development Guidelines may be amended pursuant to Section 4.04(c) to include provisions relating to the design, location and direction of exterior lighting.

5.17 Maintenance. Each Owner shall keep and maintain each Parcel and Structure owned by him, other than the Landscape Easement area shown on Exhibit D attached hereto, as well as all landscaping located thereon, in good condition and repair, including, but not limited to, (i) the repairing and painting, or other appropriate external care, of all Structures; (ii) the seeding, watering and mowing of all open space areas; and (iii) the pruning and trimming of all trees, hedges and shrubbery so that the same are not obstructive of a view of motorists or pedestrians of street traffic. If, in the reasonable opinion of the ARC, any Owner shall fail to perform the duties imposed by this Section, the ARC shall give written notice to the Owner to remedy the condition in question, setting forth in reasonable detail the nature of the condition. If the Owner shall fail to take reasonable steps to remedy such condition within thirty (30) days after the mailing of said written notice by certified mail, then the ARC shall have the Right to Abatement as provided in Section 9.02 hereof. The Development Guidelines may be amended pursuant to Section 4.04(c) above to include provisions relating to the maintenance of Structures and landscaping.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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5.18 Outside Storage. Outside storage or placement of raw materials, finished goods, products, supplies and similar materials shall not be allowed unless screened by enclosures, fences or other devices for which plans and specifications shall have been approved by the ARC, except for retail garden centers. The Development Guidelines may be amended pursuant to Section 4.04(c) to include provisions for the screening of such outside storage.

5.19 Pipes. Except in accordance with the plans and specifications therefor approved by the ARC, no pipe for the transportation of liquids, slurries or gases shall be installed on any Parcel above the surface of the ground, except hoses and movable pipes used for irrigation or firefighting purposes.

5.20 Poles and Wires. Except in accordance with plans and specifications therefor approved by the ARC, or pursuant to the easement created by Subsection 6.01(a), below, no poles or wires for the transmission of electricity, telephone messages or the like shall be installed on any Parcel above the surface of the ground.

5.21 Zoning and Private Restrictions. The Restrictions shall not be construed as permitting any action prohibited by applicable Laws, or by any deed or lease. In the event of any conflict, the most restrictive provision of such Laws, deeds, leases or the Restrictions shall govern and control.

5.22	[*]

5.23 Variances. Except with respect to Section 5.22 above, reasonable variances from the strict application of the limitations and Restrictions set forth in this Declaration or the Development Guidelines in any specific case may be granted by the ARC, in its sole and absolute discretion, if such strict application would be unreasonable or unduly harsh under the circumstances; provided, however, that any such variance shall not materially injure any of the Property. Any such variance must be in writing or be contained in written guidelines or rules promulgated by the ARC, and no such variance shall constitute a waiver or estoppel with respect to any future action by the ARC.

ARTICLE VI. EASEMENTS

6.01	Easements.

(a)	Non-exclusive easements and rights-of-way are hereby expressly reserved to the Association in perpetuity and to the Developer during the Development Period, in, on, over, under and across the areas labeled as the “General Easement” (the “General Easement”) on Exhibit D attached hereto for the following purposes:

(i) the erection, installation, construction, maintenance and use of wires, lines, conduits and poles and the necessary or proper attachments in connection with the transmission of electricity, telephone, cable television cables and other utilities and similar facilities;

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(ii) the erection, installation, construction, maintenance and use of storm-water drains, land drains, public and private sewers, irrigation systems, pipelines for supplying gas, water and heat, and for any other public or quasi-public facility, service or function;

(iii) slope control purposes, including the right to grade and plant slopes and prevent the doing of any activity which might interfere with slopes or which might create erosion or sliding problems or which might change, obstruct or retard drainage;

(iv) the erection, installation, construction, maintenance and use of the roadway shown on Exhibit D as “Gateway East Pkwy” for vehicular and pedestrian access; and

(v) the erection, installation, construction, maintenance and use of the drainage facilities shown on Exhibit D as “Storm Water Management”.

The Association, and the Developer during the Development Period, may transfer or dedicate any easement or right-of-way set forth in this Section 6.01(a) to any public entity or to any other entity for public purposes, provided that such transfer or dedication will not materially adversely effect the Association’s and Owners’ right to use the areas affected thereby pursuant to the Association’s and Owners’ rights set forth in this Declaration.

(b) Subject to all of the other covenants and restrictions contained in this Declaration and the Development Guidelines, each Owner shall have the right to use the General Easement area in any manner not inconsistent with the purposes for which it is reserved.

6.02 Entry. The Developer, the Association and their employees, agents, successors and assigns, shall have the right at all reasonable times to enter upon all parts of each Easement Area for any of the purposes for which such Easement Area is reserved, without being deemed to have committed a trespass or wrongful act solely by reason of such entry and the carrying out of such purposes, provided the same are done in accordance with the provisions of this Section and the entrant uses commercially reasonable efforts to minimize interruption to the use and enjoyment of the Parcels by the Owners. The Developer, the Association and their employees, agents, successors and assigns shall, to the extent reasonably practical, repair all damage caused by such entry and leave each Parcel in the same condition and repair as existed prior to such entry.

ARTICLE VII. ASSESSMENTS

7.01 Covenants for Assessments. Each Owner of any portion of the Property, including any purchaser at any judicial sale or non-judicial sale under power, by acceptance of a deed or other instrument transferring ownership of such portion of the Property, whether or not it shall be so expressed in any such deed or other instrument, covenants and agrees and shall be deemed to covenant and agree to pay to the Association any annual Assessments or charges and any special Assessments, which Assessments are to be fixed, established and collected from time to time for the purposes of and as provided in this Declaration.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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7.02 Purpose of Assessments. The annual and special Assessments shall be assessed, collected and administered by and for the benefit of the Association. The Assessments shall be used for the costs set out as follows:

(a) Improving and maintaining: (i) the Easement Areas, (ii) any portion of the Property owned by the Association and held or used for the common benefit of all of the Owners, and (iii) any property as to which the Association has a right or obligation to improve, maintain and/or use for the benefit of the Property and/or the Owners;

(b) Enforcing the Restrictions;

(c) Paying the expenses of the ARC;

(d) Paying the Association’s management and administrative costs up to a maximum amount of seven percent (7.0%) per annum of the total annual and special Assessments; and

(e) Paying any other costs and expenses incurred by the Association pursuant to this Declaration. All sums received by the Association pursuant to the annual or special Assessments shall be held in trust for the benefit of all of the Owners and for the purposes and uses designated herein. The Association shall maintain appropriate records of all expenditures of funds and all Assessments, which records shall be open for inspection by any Owner during normal business hours upon reasonable notice and at said Owner’s cost and expense.

7.03 Annual Assessments.

(a) On or before November 1 of each calendar year, the Board shall cause a proposed budget for the succeeding calendar year to be prepared. The proposed budget shall show, in reasonable detail, (i) the categories of expenses and the anticipated amounts of expenses, as determined by the Board to be necessary or desirable for the purposes set forth in Section 7.02, above, (ii) any expected income and estimated sources and amounts thereof for such succeeding calendar year and any expected surplus from the prior year, and (iii) the amount of the annual Assessment for such succeeding calendar year. The Board shall cause a copy of such proposed budget to be sent by first-class mail to each Owner promptly after such proposed budget is prepared. Thereafter, each Owner may provide comments and suggestions about the proposed budget to the Board. The Board shall adopt a budget for the upcoming calendar year and shall cause a copy thereof to be sent by first-class mail to each Owner no later than January 15 of said calendar year. Copies of the proposed budget and the existing budget shall be made available to any Owner requesting a copy thereof upon payment of the reasonable expense of copying the same, and the books and records of the Association relating to the same may be examined by any Owner or any authorized representative of an Owner at the Association’s principal office during normal business hours.

(b) The annual Assessment shall be allocated among the Parcels and the Owners thereof, as to which the obligation to pay Assessments shall accrue as of January 1 of said upcoming calendar year pursuant to the provision of this Article, in accordance with the method or formula for allocation set forth in Section 1.05 above, subject to the following limitations and agreements of Developer. In

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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calculating the number of acres within Parcels for Assessment purposes, the ARC may, but is not required to deduct the amount of any property lying within any Easement Area or particular type of Easement Area, provided that all similar types of Easement Areas within the Property are treated similarly.

7.04 Special Assessments. In addition to any annual Assessments, the Association may at any time levy a special Assessment for the purpose of defraying, in whole or in part, the cost of any unexpected expense for a permitted purpose affecting all of the Owners. Special Assessments shall be allocated among the Parcels and the Owners thereof in accordance with the method or formula for allocation set forth in Section 1.05 above.

7.05 Due Date of Assessments. The obligation with respect to Assessments shall accrue as to each Parcel and the Owner thereof commencing on the first day of the first month following the date of recordation in the public records of Oconee County, Georgia, of the first deed conveying a Parcel from the Developer to the first Class A Owner. The Assessment Share with respect to each Parcel and the Owner thereof shall be due and payable in full on or before February 15 of the year for which such annual Assessment is made. The Assessment Share with respect to a Parcel as to which the obligation to pay Assessments shall accrue after January 1 of the then current calendar year shall be prorated on the basis of the number of months remaining in said year and shall be due and payable in Ml on or before thirty (30) days after notice by the Association. The due date of any special Assessment shall be as fixed by the Association in the notice of special Assessment sent to the Owners.

7.06 Owner’s Obligation for Payment of Assessments. Subject to and except as set forth in Section 7.8 below (a) the annual and special Assessments provided for herein shall be the debt of the Owner of the Parcel covered by such Assessments, (b) no Owner may exempt itself or himself from liability for such Assessments, and (c) any Assessment Share not paid within the time period specified in this Article shall bear, and the Owner of the Parcel shall be obligated to pay, interest at the annual interest rate stated below on the amount of the Assessment Share from the due date thereof, together with all costs and expenses of collection, including reasonable attorney’s fees and court costs, and the Association shall have the right to bring suit against the Owner to recover a money judgment for all such amounts without foreclosing or waiving the liens securing same as provided for in this Article. The annual interest rate from the due date until paid shall be equal to the rate of interest quoted in the Wall Street Journal as the “Prime Rate”, from time to time, plus two (2%) per annum.

7.07 Assessment Lien and Foreclosure. Subject to and except as set forth in Section 7.08 below (a) all sums assessed in the manner provided in this Article but unpaid, together with interest thereon and the costs of collection, including attorney’s fees as provided above, shall become a continuing lien and charge on the Parcel covered by such Assessment, which shall bind such Parcel in the hands of the Owner, and its successors and assigns, and (b) such lien shall be superior to all other liens and charges against the Parcel, except the liens for ad valorem taxes and for all sums unpaid on a first priority purchase money security deed to the extent it secures funds used for the purchase of such Parcel or the construction of any Structure or other improvement thereon. The Association shall have the power to release the Assessment lien or to subordinate it to any other lien and such power shall be entirely discretionary with the Association. To evidence the Assessment lien, the Board shall prepare a written notice of Assessment lien setting forth the amount of the unpaid indebtedness, the date that the unpaid indebtedness was due, the name of the Owner of

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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the Parcel covered by such lien and a description of the Parcel. Such notice shall be signed by the Board and shall be recorded in the office of the Clerk of the Superior Court of Oconee County, Georgia. Such lien for payment of Assessments shall attach with the priority set forth above from the date that such payment becomes delinquent as set forth in this Article. Subsequent to the recording of a notice of Assessment of lien as provided above, the Association may institute suit against the Owner to foreclose the Assessment lien in the same manner as mechanics’ and materialmen’s liens are foreclosed under applicable Georgia law, and in addition or as an alternative, seek a personal judgment against the Owner for the amount of the unpaid Assessment plus accrued interest thereon, all such remedies being cumulative. In any such suit or proceeding, the Owner shall be required to pay the costs, expenses and the Association’s actual attorney’s fees incurred, The Association shall have the power to bid on the Parcel in question at foreclosure or other legal sale and to acquire, hold, lease, mortgage, convey or otherwise deal with the same. Upon the written request of any holder of a deed to secure debt on any Parcel, the Association shall report to said holder any unpaid Assessments remaining unpaid on that Parcel for longer than thirty (30) days after the same is due. Any such holder affected by the Assessment lien may, but shall not be required to, pay any unpaid Assessment and upon such payment, such mortgagee shall be assigned the debt and lien securing same, without recourse or warranty.

7.08 Estoppel Certificate. Upon payment of such reasonable fee as may be determined from time to time by the Association and upon the written request of any Owner, any mortgagee or any person with, or intending to acquire, any right, title or interest in the Parcel of such Owner, the Association shall furnish a written statement setting forth the amount of any Assessments or other amounts, if any, due and owing to Association and remaining unpaid with respect to such Parcel and/or the Owner thereof and setting forth the amount of any Assessment levied against such Parcel and/or the Owner thereof which is not yet due and payable. Notwithstanding anything to the contrary contained in this Declaration, such statement shall be conclusive against the Association to establish that for all purposes no greater or other amounts were then due or accrued and unpaid and that no other Assessments were then levied and unpaid against such Parcel and/or Owner and the Association.

7.09 No Offsets. Subject to Section 7.08 above, all Assessments shall be payable in the amounts specified in the levy thereof, and no offsets or reductions thereof shall be permitted for any reason, including, without limitation, any claim of non-use of Easement Areas, any claim against the Association or any claim that the Association or the ARC is not properly exercising its duties and powers under this Declaration.

7.10 Assessment Cap. Notwithstanding anything got the contrary contained in this Declaration, without the approval of all Class A Owners (a) no Assessments shall be made by the Association which result in the total amount of Assessments applicable to any Parcel and the Owner thereof for any calendar year exceeding One Hundred and 00/100 Dollars ($100.00) per acre owned by such Owner (the “Assessment Cap”), which Assessment Cap shall increase by no more than five percent (5%) per year, and (b) this Section 7,10 shall not be amended (i) without the approval of all Class A Owners during the Development Period, and (ii) without the approval of the Owners (exclusive of the Developer) having a majority of the Voting Share after the Development Period.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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ARTICLE VIII. DURATION AND AMENDMENT

8.01 Duration. This Declaration and the Restrictions contained herein shall run with and bind the Property for the longest period permissible under Georgia law.

8.02 Conveyance to a Governmental Entity. Anything in this Declaration to the contrary notwithstanding, with respect to any portion of the Property, the provisions of this Declaration shall be inapplicable to any portion of the Property which is conveyed to a governmental entity for the purpose of providing public rights of way or utility easements, if upon such transfer, the deed of conveyance of such fee simple title to such governmental entity expressly states that (i) this Declaration and the Restrictions contained herein shall not be applicable to its use for such governmental service or function, and (ii) this Declaration shall automatically become applicable to any such portion of the Property if it is used for any purpose other than for providing public rights of way or utility easements.

8.03 Amendment. Except as otherwise expressly provided in this Declaration, this Declaration and the Restrictions contained herein may not be amended in any respect except by an amendment recorded in the Office of the Clerk of the Superior Court of Oconee County, Georgia, or in such other place of recording as may be appropriate at the time of the recording of such instrument, pursuant to prior approval of such amendment by the Owners; provided, however, that (a) during the Development Period, this Declaration and the Restrictions may not be amended without the approval of the Developer and all Owners adversely affected thereby, and (b) the provisions in Section 5.22 shall not be amended without the prior written consent of the Owner of Parcel described on Exhibit C attached hereto. This Section 8.03 shall not be amended without approval of the Owner of the Parcel described on Exhibit C attached hereto.

ARTICLE IX. ENFORCEMENT

9.01 Rights of Enforcement. This Declaration and the Restrictions contained herein shall inure to the benefit of and shall be enforceable by (i) the Developer, (ii) the Association and (iii) each Owner. The Association shall enforce this Declaration and the Restrictions and exercise the Right of Abatement at the written request of any Owner.

9.02 Right of Abatement.

(a) In the event of a violation or breach of any Restriction contained in this Declaration, the Association shall give written notice by certified mail to the Owner setting forth in reasonable detail the nature of such violation or breach and the specific action or actions needed to be taken to remedy such violation or breach. If the Owner shall fail to take reasonable steps to remedy such violation or breach within thirty (30) days after the mailing of written notice, or if such violation or breach shall not be remedied within sixty (60) days after the mailing of said written notice (which sixty-day period shall be extended as reasonably necessary if a cure to such violation is commenced by the applicable Owner within said 30-day period and such Owner is diligently prosecuting a cure to such violation), then the Association shall have the Right of Abatement.

(b) The Right of Abatement, as used in this Declaration, means the right of the Association, through its agents and. employees, to enter at all reasonable times upon any Parcel or Structure, as to

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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which notice of a violation, breach or other condition to be remedied has been given pursuant to this Declaration, and to take the actions specified in such notice to abate, extinguish, remove or repair such violation, breach or other condition which may exist thereon contrary to the provisions hereof, without being deemed to have committed a trespass or wrongful act solely by reason of such entry and such actions, provided such entry and such actions are carried out in accordance with the provisions of this Section, and with the costs thereof, including the costs of collection including reasonable attorneys’ fees, together with interest thereon at twelve percent (12%) per annum, to be a binding obligation of such Owner enforceable in law, as well as a lien on such Owner’s Parcel enforceable in law, as well as a lien on such Owner’s Parcel enforceable pursuant to the provisions of Section 9.04 hereof. Such lien shall be superior to any and all charges, liens or encumbrances which may in any manner arise or be imposed upon the Parcel after such entry whether arising from or imposed by judgment or decree or by any agreement, contract, mortgage, deed to secure debt or other instrument, excepting only (i) such liens for taxes or other public charges as are by applicable Laws made superior, and (ii) first priority purchase money security deed to the extent it secures funds used for the purchase of such Parcel or the construction of any Structure or other improvement thereon.

9.03 Specific Performance. Nothing contained in this Declaration shall be deemed to affect or limit the rights of the Developer, the Association or any Owner or enforce the Restrictions by appropriate judicial proceedings or to recover damages; however, it is hereby declared that it is impossible to measure in money the damages which will accrue to a beneficiary hereof, its transferees, successors or assigns, by reason of a violation of, or failure to perform any of the obligations provided by this Declaration; and, therefore, the Developer, the Association and any Owner shall be entitled to relief by way of injunction or specific performance, as well as any other relief available at law or in equity to enforce the provisions hereof.

9.04 Enforcement of Lien. If any interest, cost or other charge is not paid as required by this Declaration, the Association may bring either (i) an action at law against the Owner obligated to pay the same, or (ii) an action by suit, judgment and foreclosure to foreclose, in accordance with the law in the same manner as foreclosure of statutory liens for the improvement of real property, any lien created by this Declaration against the Parcel or Parcels subject to the lien, or may bring both actions, for the purpose of collecting Assessments, costs or charges plus any interest thereon and costs of collection, including reasonable attorneys’ fees. The Association shall have the power to bid on the Parcel or Parcels at the foreclosure sale, and to acquire, hold, lease, encumber and convey the same.

9.05 No Waiver. The failure of the Developer, the Association, or the Owner of any Parcel, his or its respective legal representatives, heirs, successors and assigns to enforce any Restrictions herein contained shall in no event be considered a waiver of the right to do so thereafter, as to the same violation or breach or as to any violation or breach occurring prior or subsequent thereto.

ARTICLE X. MISCELLANEOUS

10.01 No Reverter. No Restriction herein is intended to be, or shall be construed as, a condition subsequent or as creating a possibility of reverter.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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10.02 Invalidity. A determination by a court that any provision hereof is invalid for any reason shall not affect the validity of any other provision hereof.

10.03 Interpretation. The Association shall have the right to construe and interpret the provisions of this Declaration and in the absence of an adjudication by a court of competent jurisdiction to the contrary, such construction or interpretation shall be final and binding as to all persons or property benefitted or bound by the provisions hereof.

10.04 Headings. The headings of the Articles and Sections hereof are for convenience only and shall not affect the meaning or interpretation of the contents of this Declaration.

10.05 Gender. Throughout this Declaration, the masculine gender shall be deemed to include the feminine and neuter, and the singular, the plural, and vice versa.

10.06 Notices. All amendments, notices, requests, objections, waivers, rejections, agreements, approvals, disclosures or consents of any kind made pursuant to this Declaration, the Development Guidelines, or with respect to the Restrictions, whether made by the Developer, the Association or any committee thereof, any Owner or any other person shall be in writing. Any such communication to the Developer shall be deemed effective for all purposes as of the date such communication is mailed, postage prepaid by registered or certified mail, return receipt requested, addressed to the Developer at the Oconee County Board of Commissioners, Oconee County Courthouse, Watkinsville, Georgia 30677, or at such other address as may be furnished by the Developer. Any such communication to the Association shall be deemed effective for all purposes as of the date such communication is mailed, postage prepaid by registered or certified mail, return receipt requested, addressed to the Association at the Oconee County Board of Commissioners, Oconee County Courthouse, Watkinsville, Georgia 30677, or at such other address as may be furnished by the Association. Any such communication to any Owner shall be effective for all purposes as of the date such communication is mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such Owner at his address as listed on the real property ad valorem tax records of Oconee County, Georgia. Owners shall have the right to designate another or additional notice addresses by providing written notice to the Association.

10.07 Developer to Act for Board and ARC. Notwithstanding anything contained in this Declaration to the contrary, it is understood and agreed that, from the date of this Declaration through December 31, 2013, the Developer shall have the right to act for and on behalf of the Board and ARC with respect to all matters in this Declaration requiring the approval or other action of the Board or the ARC (or both of them).

[Balance of Page Intentionally Left Blank]

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the Developer has caused this Declaration to be duly executed under seal, as of the date first above written.

Signed, sealed and delivered in the presence of:	Oconee County Industrial Development Authority

By:

Unofficial Witness		Chairman

Attest

Notary Public		Secretary

[AFFIX NOTARY SEAL]		(Authority Seal)

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Exhibit A

All that tract or parcel of land, situate, lying and being partially within the city limits of Bogart, in the 240th District, G.M., Oconee County, Georgia, and being known and designated as Tract 1 containing 52.149 acres as shown on plat entitled “Survey for Oconee County Development Authority”, by Ben McLeroy and Associates, Inc., Ben McLeroy, registered surveyor, dated August 11, 1997, recorded in Plat Book 32 page 7, in the Office of the Clerk of the Superior Court of Oconee County, Georgia, all as more particularly shown as Tract 1 on said plat attached hereto as Exhibit A-1.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT A-1

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Exhibit B

All that tract or parcel of land, situate, lying and being partially within the city limits of Bogart, in the 240th District, G.M., Oconee County, Georgia, and being known and designated as Tract 4 containing 52.827 acres as shown on plat entitled “Survey for Oconee County Development Authority”, by Ben McLeroy and Associates, Inc., Ben McLeroy, registered surveyor, dated August 11, 1997, recorded in Plat Book 32 page 7, in the Office of the Clerk of the Superior Court of Oconee County, Georgia, all as more particularly shown as Tract 4 on said plat attached hereto as Exhibit B-1.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT B-1

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT C

All that tract or parcel of land lying in and being a part of the 240th GMD of Oconee County, Georgia, containing 12.616 acres and being shown as Tract 1 on an ALTA/ACSM Land Title Survey by Ben McLeroy and Associates, Inc. for Rooker Company dated July 17, 2013 and being more particularly described as follows and shown on said survey attached hereto as Exhibit C-1:

Commence at a 1/2 inch reinforcing rod situated at the point of intersection formed by the southerly right of way line of Aiken Road (80’ R/W) and the westerly right of way line of McNutt Creek Road (80’ R/W), said 1/2 inch reinforcing rod being the TRUE POINT OF BEGINNING; run thence the following courses and distances along the westerly right of way line of McNutt Creek Road: (i) South 39 degrees 21 minutes 10 seconds West 98.40 feet to a point, (ii) 151.27 feet along and around a curve with a counter-clockwise rotation and a radius of 5813.02 feet, the chord measurement thereof being South 38 degrees 36 minutes 26 seconds West 151.27 feet to a 1/2 inch reinforcing rod; thence leaving said right-of-way the following courses and distances: (i) North 51 degrees 40 minutes 32 seconds West 203.33 feet to a 1/2 inch reinforcing rod, (ii) South 36 degrees 26 minutes 26 seconds West 222.35 feet to a 1/2 inch reinforcing rod, (iii) South 55 degrees 30 minutes 58 seconds East 203.42 feet to a 1/2 inch reinforcing rod situated on the westerly right of way line of McNuttt Creek Road; run thence 250.49 feet along the westerly right of way line of McNutt Creek Road, along and around a curve with a counter-clockwise rotation and a radius of 2106.00 feet, the chord measurement thereof being South 31 degrees 31 minutes 29 seconds West 250.35 feet to a 1/2 inch reinforcing rod; thence leaving said right-of-way the following courses and distances: (i) North 62 degrees 33 minutes 08 seconds West 2.26 feet to a point, (ii) 165.77 feet along and around a curve with a counter-clockwise rotation and a radius of 280.00 feet, the chord measurement thereof being North 79 degrees 30 minutes 45 seconds West 163.36 feet to a point, (iii) South 83 degrees 31 minutes 38 seconds West 100.53 feet to a point, (iv) 169.59 feet along and around a curve with a clockwise rotation and a radius of 220.00 feet, the chord measurement thereof being North 74 degrees 23 minutes 22 seconds West 165.42 feet to a point, (v) North 52. degrees 18 minutes 22 seconds West 144.07 feet to a point, (vi) 144.14 feet along and around a curve with a counter-clockwise rotation and a radius of 280.00 feet, the chord measurement thereof being North 67 degrees 03 minutes 14 seconds West 142.56 feet to a 1/2 inch reinforcing rod; run thence the following courses and distances: (i) North 15 degrees 41 minutes 12 seconds East 165.79 feet to a 1/2 inch reinforcing rod, (ii) North 36 degrees 26 minutes 20 seconds East 726.16 feet to a 1/2 inch reinforcing rod situated on the southerly right of way line of Aiken Road; run thence the following courses and distances along the southerly right of way line of Aiken Road: (i) 238.71 feet along and around a curve with a clockwise rotation and a radius of 6234.71 feet, the chord measurement thereof being South 62 degrees 36 minutes 35 seconds East 238.70 feet to a point, (ii) 473.58 feet along and around a curve with a clockwise rotation and a radius of 2353.61 feet, the chord measurement thereof being South 55 degrees 45 minutes 03 seconds East 472.58 feet to a 1/2 inch reinforcing rod being the TRUE POINT OF BEGINNING.

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT C-1

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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EXHIBIT D

PLAN OF EASEMENTS

The "Storm Easement" runs along Gateway East Pkwy and the pond below
The "General Easement"
The "Landscape Easement Area" is inside the boundary of Gateway East Pkwy.
GATEWAY EAST PKWY.
BUILDING
McNUTT CREEK ROAD
80' R/W
AIKEN ROAD
80' R/W
Precision Planning, Inc.
GRADING PLAN
ROOKER PROSPECT
GATEWAY EAST
ROOKER
C-4.1

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “D”

Landlord’s and Tenant’s Maintenance, Repair and Replacement Obligations

LANDLORD OBLIGATIONS: Roof, foundations, structural components, exterior walls (exclusive of all glass and exterior doors), all utility, electrical and other components and systems and amenities serving the Buildings to the extent such utilities are located outside the Buildings (including all roads) and any items not specifically listed as Tenant’s obligations below, but specifically excluding all of the items listed as Tenant Obligations below.

TENANT OBLIGATIONS: HVAC equipment, mechanical systems, warehouse lighting, office lighting, outside lighting, electrical systems, interior of the Buildings (except as specifically set forth above as Landlord’s obligations), plumbing, landscaping, all maintenance and repairs necessary or required to Tenant’s fixtures, equipment, alterations and improvements installed by Tenant.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “E”

Right of First Refusal

During the Term of the Lease and provided no Event of Default then exists beyond any applicable notice and cure period, Landlord hereby grants to Tenant a right of first refusal to purchase the Premises (the “Right of First Refusal”) on the terms set forth below.

1. If Landlord shall receive, at any time during the Term, a bona fide offer (including, but not limited to, a proposed contract or letter of intent) to purchase the Premises or any portion thereof (herein an “Offer”) and if such Offer is acceptable to Landlord, Landlord shall give Tenant the first right to purchase said Premises (or designated part thereof) upon the same terms and conditions of such Offer. Except as set forth below, any agreement to transfer of membership, stock, partnership interest or other ownership interest in Landlord (whether directly or indirectly) shall constitute an Offer and shall be subject to Tenant’s Right of First Refusal herein, in which case the term “Premises” used in this Exhibit “E” shall mean such ownership interest. Landlord shall sell the Premises pursuant to a written offer to purchase only and will not accept any oral offer to purchase the Premises. Landlord shall, promptly following its determination that such an Offer is acceptable, deliver to Tenant a written notice that such an acceptable Offer has been received and include a fully-executed copy of such Offer, which Offer shall include (without limitation) the exact property to be sold, the proposed sale price, the period for due diligence review of the Premises, the amount of time prior to the closing date, and the name and address of the prospective purchaser to the extent known to Landlord. Tenant shall then have ten (10) business days after receipt of said notice to accept the terms and conditions of said Offer by giving written notice to that effect to Landlord. If Tenant shall give such notice of acceptance to Landlord as aforesaid, the sale shall be consummated in accordance with the terms of said Offer and of those terms set out in this Exhibit “E” which are not inconsistent therewith, and Landlord’s interest in the Premises (or designated portion thereof) shall be conveyed to Tenant by a good and sufficient Limited Warranty Deed conveying a good and clear record and marketable title thereto, free from all (a) monetary and voluntary liens and encumbrances except ad valorem taxes not past due, and (b) other liens and encumbrances except as stated in the Offer, and Landlord and Tenant shall proceed in good faith and with reasonable diligence to effect such conveyance. In the event that Tenant shall reject said terms and conditions or fail to give notice to Landlord within said ten (10) business day period, Landlord may proceed to sell the Premises (or such designated portion thereof) to such party or any other third party during the following six (6) month period from the date Tenant rejects (or is deemed to have rejected) the Offer at no less than 97% of the price set forth in the Offer and upon substantially the same terms, provisions and conditions as set forth in the Offer. In the event that (i) Landlord fails to timely consummate a sale subject to the Right of First Refusal as herein permitted, or (ii) Landlord receives a bona fide offer to purchase any portion of the Premises not the subject of a prior Offer, then in each instance Landlord shall thereafter give Tenant notice of any succeeding bona fide Offer to purchase the Premises or any portion thereof which may be acceptable to Landlord during the Term. Should Landlord consummate a sale to an unrelated third party as herein permitted, then the Right of First Refusal with respect only to that portion of the Premises that is the subject of such conveyance shall be forever terminated and shall be of no further force and effect. In addition, if Tenant exercises the Right of First Refusal and thereafter fails to close the purchase of the Premises for any reason other than a default by Landlord, then the Right of First Refusal with respect only to that portion of the Premises that is the subject of such proposed conveyance shall also be forever terminated and of no further force and effect.

2. The foregoing shall not limit or restrict the rights of any bona fide mortgagee of Landlord from exercising any rights that it may have under its mortgage. The Right of First Refusal shall not apply to transfers in connection with a condemnation and the Right of First Refusal shall terminate as to any property conveyed in a condemnation. Nothing contained herein shall prevent Tenant from bidding at any foreclosure sale or otherwise make arrangements with any lender to purchase all or any portion of the Premises.

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

3. The Right of First Refusal shall not apply to transfers among the existing members, stockholders, partners or other persons or entities having a current ownership interest in Landlord (collectively “Owners”) or to companies wholly owned or controlled by Landlord or family members of one or more of the Owners or to entities wholly owned and controlled by such family members or to any financing with an institutional lender (i.e., a bank or insurance company) or foreclosure sale or deed in lieu of foreclosure. Upon any foreclosure sale or deed in lieu of foreclosure by such an institutional lender, the Right of First Refusal shall automatically terminate.

4. Notwithstanding an automatic termination of the Right of First Refusal as set forth above, upon the termination of the Right of First Refusal, Tenant shall enter into a written acknowledgment evidencing such termination if requested by Landlord.

5. No Offer shall include any value attributable to buildings or improvements on the Premises paid for by Tenant, nor shall Tenant, as the owner of such buildings and improvements, ever be required to pay for such buildings or improvements in exercising the Right of First Refusal hereunder.

6. If Tenant purchases the Premises, any prepaid rent will be credited against the purchase price.

[END OF EXHIBIT “E”]

Tenant: Synageva Biopharma Corp., a Delaware corporation
Address: , Oconee County, Georgia
Landlord: RP GATEWAY, LLC, a Georgia limited liability company

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT “F”

NON-OFFICE AREA (SHADED)

[* Two pages redacted *]